Annual Report

December 31, 1997

INVESCO
VARIABLE
INVESTMENT FUNDS

VIF--High Yield Fund
VIF--Industrial Income Fund
VIF--Total Return Fund
VIF--Utilities Fund
VIF--Dynamics Fund
VIF--Growth Fund
VIF--Health Sciences Fund
VIF--Small Company Growth Fund
VIF--Technology Fund

Economic Overview                                                  January 1998
    After seven years of economic expansion, will 1998 be the year in which the U.S. economy slows down? That's the question currently being pondered by investment professionals. In 1997, near perfect conditions contributed to above-average economic growth as measured by the Gross Domestic Product. This economic environment was appropriately named the "Goldilocks Economy," as low inflation, declining interest rates, and increased worker productivity produced double-digit gains in operating earnings for the fifth straight year for companies in the S&P 500 - an unprecedented record. Also, consumer confidence in 1997 reached the highest level in 28 years, as jobs were plentiful and real wages improved for many Americans.(2)
    Against this backdrop, equity markets produced euphoric returns for investors - major equity market indexes (S&P 500 and Dow Jones Industrial Average) returned over 20% for the third straight year, the first time in history. However, most of the gains in 1997 were accumulated in the first eight months of the year; doubts about the sustainability of corporate profits increased market volatility over the latter half of 1997. In fact, the Dow Jones Industrial Average experienced swings of greater than 100 points 52 times in 1997 (27 up days and 25 down). Fears of slowing economies in the Asia/Pacific Rim region, and their effect on the U.S. economy, produced the first market correction in more than seven years - a decline in value of more than 10% from the indexes' highs.(2)
    Fixed-income markets also produced above-average results in 1997; however, these returns exhibited a different performance pattern. In the spring of 1997, fears of inflation and an overheating economy encouraged the Federal Reserve Board to increase short-term interest rates by 25 basis points. This action intensified speculation that the economy was expanding too fast, and higher interest rates were needed to cool off the economy. However, as inflation remained subdued, fears diminished. Investors then focused on the potential deflationary pressure exerted by the Asian currency crisis - producing strong returns for fixed-income investors over the last six months. In fact, the implied rate on the 30-year U.S. government bond started off 1997 at 6.64%, moved to a high of 7.17% in April, and experienced a steady decline throughout the second half of the year, ending at 5.97%.
    As we move into 1998, the investment landscape in the U.S. has changed somewhat; yet, in many respects, the economy is still poised for growth with benign inflation. Unemployment remains at historically low levels and real wages are starting to increase. Intense price competition is keeping consumer prices in check; in many cases, prices are declining due to the flood of cheap goods from Asian countries. For many companies, the easy gains in earnings produced over the last few years may be more difficult to replicate. Thus, 1998 may be a year with increased volatility in the equity markets - producing a more selective stock market. For the fixed-income market, the fundamentals driving the rally in bond prices remain intact, with additional help from the Asian crisis.

INVESCO Variable Investment Funds

    The line graphs on the following pages illustrate, for the period from inception through 12/31/97, the value of a $10,000 investment in each of the INVESCO Variable Investment Funds, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF--High Yield Fund

                           VIF--High Yield Fund
                        Average Annual Total Return
                            as of 12/31/97 (1)

                       1 year                 17.33%
                       -----------------------------
                       Since inception (5/94) 14.60%
                       -----------------------------

    For the one-year period ended 12/31/97, VIF--High Yield Fund achieved a total return of 17.33%. This easily outperformed the Merrill Lynch High Yield Index, which over the same period had a total return of 12.83%. In addition, independent mutual fund analyst Lipper Analytical Services ranked VIF--High Yield Fund #2 of 36 variable high yield funds for the three-year period ended 12/31/97. For the one-year period, the fund ranked #4 of 48 funds. (Of course, past performance is not a guarantee of future results.)(1),(2),(3)

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through 12/31/97.

    The high-yield sector again produced strong returns for investors over the last year. Through in-depth analysis, we seek to identify corporate securities that we believe are mispriced by the market, regardless of the interest rate environment. This value-oriented management style helps limit our risk exposure, while identifying undervalued, high-yield securities whose fundamentals may be improving.
    Over the last year, the communications sector has been one of the dominant themes in the portfolio. Industry deregulation has created enormous market potential for competitive local exchange carriers (CLECs) and rural services providers. Not only are many of these companies improving fundamentally, but the rapid pace of consolidation in this sector increases the chance that they may be acquired by firms with stronger credit ratings. Thus, investors may have a chance for capital appreciation in two ways: through improving company fundamentals (which may lead to higher bond ratings), or through industry consolidation. Both McLeodUSA Inc. and Brooks Fiber Properties produced strong returns for the fund over the last year. McLeodUSA Inc., a local telecommunications services company, continues to improve fundamentally and its bonds have appreciated accordingly. In the fall of 1997, Brooks Fiber Properties produced significant returns for the fund when it was acquired by WorldCom Inc. One company that we are enthusiastic about for 1998 and 1999 is Intermedia Communications. This company is improving fundamentally and could be a logical takeover candidate in the future.
    Many similarities exist between the communications and energy sectors. The latter shows early signs of industry consolidation and improving fundamentals. One company that we are optimistic about is Ocean Energy, an offshore oil/gas field services company.
    Over the last year, we did reduce the portfolio's exposure to cable television. This industry had been a theme in the fund for some time, but spreads have since tightened in the industry, changing the risk/reward structure for investors. Cable's fundamentals remain strong, however, and we may selectively re-enter this market.
    Looking forward, we remain confident in the belief that the high-yield market offers attractive returns to investors. This market has the potential to offer competitive returns with less risk than the broad equity market, and may be appropriate for the aggressive investor.

Fund Management
    VIF--High Yield Fund is managed by Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Industrial Income Fund

                       VIF--Industrial Income Fund
                        Average Annual Total Return
                             as of 12/31/97 (1)

                       1 year                 28.17%
                       -----------------------------
                       Since inception (8/94) 23.39%
                       -----------------------------

    For the one-year period ended 12/31/97, VIF--Industrial Income Fund achieved a total return of 28.17%. During the same period, the S&P 500 had a total return of 33.35%, and the Lehman Government/Corporate Bond Index had a total return of 9.76%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Equity Strategy
    Over the last six months, we have witnessed a change in market sentiment as the Asian currency crisis spread from a few isolated countries to the whole Pacific Rim region. That meltdown altered the investment landscape for domestic equities, since it might lead to slower U.S. economic growth. This possibility, combined with the strong U.S. dollar, may put pressure on corporate earnings for multinational corporations. We believe there is no quick fix for the crisis, and 1998 is likely to see a more selective stock market with increased volatility.
    In the fall of 1997, we started to reduce the fund's exposure to firms that derive a significant portion of their revenues from Asian/Pacific Rim economies. We feel that many of these companies may experience a contraction in earnings in the first and second quarters of 1998, as much of their earnings growth was predicated on strong demand overseas. Most of these firms were in the capital goods, energy, and technology sectors. Conversely, we increased exposure to institutions that import goods from the Asian/Pacific Rim region and sell their products domestically, as they should benefit from cheaper imports, while demand remains strong. This may allow these companies to grow their earnings regardless of the market environment.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Industrial Income Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 12/31/97.

Fixed-Income Strategy
    Fixed-income markets rallied over the last six months, producing strong returns for investors as fears of inflation subsided. Within this environment, we have stayed true to our investment philosophy which has been successful in the past: using a value-oriented bond management style, we attempt to identify corporate issues that are mispriced by the market. These securities often provide investors the opportunity to enhance value in multiple ways. This approach is somewhat unusual for the bond market, as we focus more on company and industry fundamentals, and less on interest rates and Federal Reserve policy
- although we remain sensitive to both.
    Our disciplined approach continues to identify opportunities in the communications and energy sector, as well as within the electric utilities industry. We have also reduced the fund's exposure to the cable industry as spreads tightened. We will continue to use putable and yield-to-call bonds in the portfolio, as these instruments could help provide performance and stability if the market becomes volatile.
    Looking forward, it appears that 1998 may be the year when equity markets finally produce more "normal" returns. Dividends are likely to play an important role in enhancing shareholder returns, and the fund invests roughly 65% of its assets in dividend-paying stocks. The fund also has approximately 20% of its assets in bonds, which may help mitigate stock market volatility. We have designed this fund as an appropriate core holding for most portfolios as it historically participated in market rallies, but has limited shareholders' exposure to market declines.

Fund Management
    Senior Vice President and Director of Investments Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 28 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investment Corp.
    Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Total Return Fund

                            VIF--Total Return Fund
                          Average Annual Total Return
                               as of 12/31/97 (1)

                         1 year                  22.91%
                         ------------------------------
                         Since inception (6/94)  16.39%
                         ------------------------------

    For the one-year period ended 12/31/97, VIF--Total Return Fund achieved a total return of 22.91%. During the same period, the S&P 500 had a total return of 33.32%, and the Lehman Government/Corporate Bond Index had a total return of 9.76%. (Of course, past performance is not a guarantee of future results.)(1),(2)
    The fund seeks to add value in three ways: through asset allocation, stock selection, and bond strategy. Asset allocation is based on the spread of returns between bonds and stocks. If this relationship is out-of-line with the historical spread of three percent, then the fund's asset mix is adjusted, with

60% stocks and 40% bonds considered a neutral position. As of 12/31/97, we slightly favored equities, with an approximate allocation of 22% bonds, 63% equities, and 15% in cash and cash equivalents. Historically, our value-based, conservative investment philosophy has helped create a higher-quality, lower-risk portfolio with minimal portfolio turnover.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Total Return Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through 12/31/97.

    Although individual stock selection drives the equity performance of the fund, we remain intrigued by opportunities in two industries -- utilities and large-cap pharmaceuticals. Many stocks in these industries appear to be selling at reasonable valuations, with improving fundamentals. Stocks that have enhanced the fund's returns over the last year are Abbott Laboratories, Dun & Bradstreet, and Fannie Mae.
    Our bond selection process seeks to identify securities undervalued by the broad market. Investment decisions are highly dependent on our analysis of the Federal Reserve Board policy. Earlier this year, our evaluation suggested that the Fed might tighten credit availability, and we structured the portfolio accordingly. This strategy paid off for the fund, when the Fed raised short-term interest rates in March. However, as the Asian currency crisis unfolded, the fixed-income market experienced lower interest rates and a flight to quality by investors. This benefited the fund as it was heavily invested in high-quality securities, which appreciated significantly. The Asian crisis has also caused us to revise our view of Federal Reserve policy. For most of the year, we believed that the Fed had a bias towards tightening. However, we are presently more neutral, and the portfolio has been adjusted accordingly.

Fund Management
    VIF--Total Return Fund is managed by Edward C. Mitchell, president of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969.
    He is assisted by David S. Griffin, who began his investment career in 1982. David holds an MBA from the College of William & Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.

VIF--Utilities Fund

                            VIF--Utilities Fund
                         Average Annual Total Return
                             as of 12/31/97 (1)

                       1 year                 23.41%
                       -----------------------------
                       Since inception (1/95) 14.93%
                       -----------------------------

    For the one-year period ended 12/31/97, VIF--Utilities Fund achieved a total return of 23.41%. During the same period, the Dow Jones Utilities Index had a total return of 17.43%. (Of course, past performance is not a guarantee of future results.)(1),(2)
    The utilities sector experienced increased volatility over the last 12 months. Earlier this year, a jumpy bond market, milder-than-expected winter, and a communications sell-off during the spring stock market decline all tempered the fund's returns. However, as summer arrived, fundamentals for the sector improved and fund performance accelerated. Within this unpredictable environment, we remain committed to investing in the best growth opportunities in the utilities sector - primarily among electric utilities, telecommunications, and natural gas and oil.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Utilities Fund to the value of a $10,000 investment in the Dow Jones Utilities Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through 12/31/97.

    Over the last six months, strong results were produced by the energy industry, especially natural gas pipeline companies. The latter is benefiting from being one of the first industries to go through deregulation. With structural changes now behind it, market-leading, low-cost providers of natural gas continue to enhance their profitability. An added bonus is that improving supply-and-demand fundamentals have translated into increased prices for natural gas and oil companies. Presently, one of our favorite energy companies is Coastal Corp. (which has produced significant returns for the fund over the last year).
    Conversely, the electric utility industry is in a period of transition. Deregulation has forced structural changes which should allow the best electric companies to increase their revenue and earnings. The fund continues to focus on low-cost providers like Duke Energy, a market leader with proven management in the southeastern U.S.
    In the telecommunication industry, RBOCs (Regional Bell Operating Companies) remain among our favorites. These companies continue to deliver strong earnings growth rates compared to electric utilities, while paying a high-dividend yield.

Companies like SBC Communications and BellSouth Corp. have enhanced the fund's performance over the last year. Another strong performer for the fund (but not a RBOC) was Century Telephone Enterprises. This company is a broad-based rural service provider -- servicing 14 states -- which enjoys strong earnings growth by focusing on its niche market.
    Looking forward, the utilities sector continues to go through positive structural changes. When this evolution is finally complete, the sector should be more profitable and efficient. Not only are the long-term growth prospects good, the defensive characteristics of utility stocks are still present -- which may add a degree of stability for investors exposed to the broad equity market.

Fund Management
    Effective July 1, 1997, Brian B. Hayward assumed responsibilities of portfolio manager of VIF--Utilities Fund. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

VIF--Dynamics Fund

                           VIF--Dynamics Fund
                      Total Return Since Inception
                            as of 12/31/97 (1)
                     ------------------------------
                      Since inception (8/97) 3.40%
                     ------------------------------

    In its limited performance history, the fund's return from inception (8/97) through 12/31/97, was 3.40%. During the same time period, the S&P MidCap 400 Index returned 6.63%.(1),(2)
    The fund uses a disciplined investment approach by investing in a core group of higher-quality, market-leading growth companies; the remaining holdings consist of rapidly accelerating growth companies, which tend to experience higher volatility. This strategy offers exposure to the faster-growing sectors of the economy, which typically include health care, technology, communications, and selected consumer growth companies.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/97.

Fund Management
    VIF--Dynamics Fund is managed by INVESCO Senior Vice President Timothy J. Miller and portfolio manager Thomas R. Wald. Tim, who heads up our growth investing team, received his MBA from the University of Missouri, and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
    Thomas R. Wald assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

VIF--Growth Fund

                            VIF--Growth Fund
                      Total Return Since Inception
                            as of 12/31/97 (1)

                      ------------------------------
                       Since inception (8/97) 6.90%
                      ------------------------------

    In its limited performance history, the fund's return from inception (8/97) through 12/31/97, was 6.90%. During the same time period, the S&P 500 returned 2.47%.(1),(2)
    The fund focuses on classic growth companies (such as Coca-Cola Co., General Electric, Microsoft Corp., and Pfizer, Inc.), while remaining exposed to some faster-growing, more volatile stocks. However, the large-capitalization growth companies will make up the foundation of the portfolio.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/97.


Fund Management
    VIF--Growth Fund is managed by Senior Vice President Timothy J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst and heads up our growth investing team. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
    Trent E. May serves as co-manager for the fund. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

VIF--Health Sciences Fund

                       VIF--Health Sciences Fund
                      Total Return Since Inception
                            as of 12/31/97 (1)

                      Since inception (5/97) 10.40%
                      -----------------------------

    In its limited performance history, the fund's return from inception (5/97) through 12/31/97, was 10.40%. During the same time period, the S&P 500 returned 22.66%.(1),(2)
    The fund invests primarily in the equity securities of companies that develop, produce, or distribute products and/or services related to health care. These industries include medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.
    Looking forward, we plan to keep the portfolio skewed towards large-cap pharmaceuticals, while avoiding health care delivery companies until their fundamentals improve. Pharmaceutical firms are benefiting from strong new product pipelines and an improved regulatory environment. Another area of interest is medical devices, as we believe new products may improve this area's fundamentals.

Fund Management
    VIF--Health  Sciences Fund is managed by INVESCO  Senior Vice President John
R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/97.


VIF--Small Company Growth Fund

                        VIF-Small Company Growth Fund
                         Total Return Since Inception
                              as of 12/31/97 (1)

                        Since inception (8/97) -0.90%
                       ------------------------------

    In its limited performance history, the fund's return from inception (8/97) through 12/31/97, was -0.90%. During the same time period, the Russell 2000 Index returned 3.73%.(1),(2)
    The fund invests in companies with market capitalization of a billion or less at purchase, which have the potential to grow their earnings faster than the small-cap market in general. Our strategy focuses on the faster-growing sectors of the economy: health care, technology, and consumer cyclicals -- although fund performance is typically driven by individual stock selection.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 12/31/97.


Fund Management
    Stacie L. Cowell is the portfolio manager of VIF--Small Company Growth Fund. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.
    Tim, a senior vice president, heads up our growth investing team. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
    Trent received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

VIF--Technology Fund

                           VIF--Technology Fund
                       Total Return Since Inception
                               as of 12/31/97

                      Since inception (5/97) 14.80%
                      -----------------------------

    In its limited performance history, the fund's return from inception (5/97) through 12/31/97, was 14.80%. During the same time period, the S&P 500 returned 22.66%.(1),(2)
    The fund invests in the fastest-growing companies in the technology sector. We believe that this sector will be a major engine of growth for the U.S. and world economies in coming years. Although short-term volatility is likely, the dynamic potential for long-term growth remains bright.

Fund Management
    VIF--Technology Fund is co-managed by Senior Vice President Daniel B. Leonard and Vice President Gerard Hallaren. Dan's experience in investment management extends back to 1960. He joined INVESCO in 1975 and is now a senior vice president. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. Gerard, who joined INVESCO in 1994, earned his BA from the University of Massachusetts at Amherst and is a Chartered Financial Analyst.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF--Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 12/31/97.


(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stocks, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks. The Russell 2000 is an unmanaged index indicative of smaller-capitalization stocks, while the Dow Jones Utilities Index is an unmanaged index of utilities stocks. The Lehman Government/Corporate Bond and Merrill Lynch High Yield Indexes are unmanaged indexes indicative of the broad fixed-income and high-yield markets, respectively.

(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions. When available, rankings are cited for one-, five, and 10-year periods.



                      INVESCO Variable Investment Funds, Inc.
                        Statement of Investment Securities
                             December 31, 1997

----------------------------------------------------------------------------------------------
                                                  Country      Shares,Units
                                                  Code if      or Principal
Description                                        Non US            Amount             Value
----------------------------------------------------------------------------------------------

DYNAMICS Portfolio
COMMON STOCKS 100.00%
AEROSPACE & DEFENSE 1.02%
Sundstrand Corp                                                          50      $      2,519
                                                                                 ------------
AIRLINES 0.62%
Air Express International                                                50             1,525
                                                                                 ------------
BANKS 4.72%
Mercantile Bancorp                                                       25             1,537
Southtrust Corp                                                          50             3,172
State Street                                                             50             2,909
Summit Bancorp                                                           75             3,994
                                                                                 ------------
                                                                                       11,612
                                                                                 ------------
BEVERAGES 1.44%
Coca-Cola Enterprises                                                   100             3,556
                                                                                 ------------
BROADCASTING 3.03%
Clear Channel Communications*                                            50             3,972
Sinclair Broadcast Group Class A*                                        75             3,497
                                                                                 ------------
                                                                                        7,469
                                                                                 ------------
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 3.87%
CIENA Corp*                                                              75             4,584
Nokia Corp Sponsored ADR Representing
   A Shrs                                                                50             3,500
PairGain Technologies*                                                   75             1,453
                                                                                 ------------
                                                                                        9,537
                                                                                 ------------
COMPUTER RELATED 11.46%
Autodesk Inc                                                             75             2,775
Bay Networks*                                                           150             3,834





Cadence Design Systems                                                  100      $      2,450
Cisco Systems*                                                           75             4,181
Cognos Inc*                                                             100             2,300
Electronic Arts*                                                        125             4,727
HMT Technology*                                                         100             1,300
Microsoft Corp*                                                          25             3,231
Parametric Technology*                                                   50             2,369
Remedy Corp*                                                             50             1,050
                                                                                 ------------
                                                                                       28,217
                                                                                 ------------
ELECTRICAL EQUIPMENT 1.17%
Linear Technology                                                        50             2,881
                                                                                 ------------
ELECTRONICS 1.40%
Parker-Hannifin Corp                                                     75             3,441
                                                                                 ------------
ELECTRONICS - SEMICONDUCTOR 3.91%
Altera Corp                                                              50             1,656
Analog Devices                                                          100             2,769
Maxim Integrated Products                                               100             3,450
Xilinx Inc*                                                              50             1,753
                                                                                 ------------
                                                                                        9,628
                                                                                 ------------
ENGINEERING & CONSTRUCTION 0.50%
Chicago Bridge & Iron NV New York Shrs                                   75             1,219
                                                                                 ------------
FINANCIAL 5.15%
Crestar Financial                                                        50             2,850
Edwards (A G) Inc                                                        50             1,987
Franklin Resources                                                       50             4,347
Northern Trust                                                           50             3,487
                                                                                 ------------
                                                                                       12,671
                                                                                 ------------
GAMING 1.20%
Midway Games*                                                           100             1,819
Mirage Resorts*                                                          50             1,137
                                                                                 ------------
                                                                                        2,956
                                                                                 ------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 1.98%
Watson Pharmaceuticals                                                  150             4,866
                                                                                 ------------





HEALTH CARE RELATED 3.09%
HBO & Co                                                                100      $      4,800
Stryker Corp                                                             75             2,794
                                                                                 ------------
                                                                                        7,594
                                                                                 ------------
HOUSEHOLD FURNITURE & APPLIANCES 1.23%
Philips Electronics NV New York
   Registered Shrs                                                       50             3,025
                                                                                 ------------
INSURANCE 1.22%
Progressive Corp                                                         25             2,997
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 1.55%
Lehman Brothers Holdings                                                 75             3,825
                                                                                 ------------
LEISURE TIME 2.11%
International Game Technology                                           100             2,525
Royal Caribbean Cruises Ltd                                              50             2,666
                                                                                 ------------
                                                                                        5,191
                                                                                 ------------
MACHINERY 4.75%
Aeroquip-Vickers Inc                                                     75             3,680
Case Corp                                                                50             3,022
Cincinnati Milacron                                                      75             1,945
Ingersoll-Rand Co                                                        75             3,037
                                                                                 ------------
                                                                                       11,684
                                                                                 ------------
MANUFACTURING 1.81%
Eaton Corp                                                               50             4,462
                                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES 1.49%
US Office Products                                                      187             3,670
                                                                                 ------------
OIL & GAS RELATED 9.94%
Apache Corp                                                             125             4,383
Canadian Occidental Petroleum                                           150             3,394
Coflexip SA Sponsored ADR                                                50             2,775
Cooper Cameron                                                           75             4,575
EEX Corp*                                                               250             2,266
Nabors Industries*                                                      125             3,930
National Energy Group*                                                  300             1,219





Seagull Energy*                                                          50      $      1,031
Vastar Resources                                                         25               894
                                                                                 ------------
                                                                                       24,467
                                                                                 ------------
POLLUTION CONTROL 2.20%
Laidlaw Inc                                                             100             1,363
USA Waste Services*                                                     103             4,043
                                                                                 ------------
                                                                                        5,406
                                                                                 ------------
PUBLISHING 0.54%
Applied Graphics Technologies*                                           25             1,331
                                                                                 ------------
RAILROADS 0.97%
Kansas City Southern Industries                                          75             2,381
                                                                                 ------------
RETAIL 7.85%
Costco Cos*                                                              75             3,347
Home Depot                                                              100             5,887
Meyer (Fred) Inc                                                        100             3,637
Nordstrom Inc                                                            75             4,528
Tandy Corp                                                               50             1,928
                                                                                 ------------
                                                                                       19,327
                                                                                 ------------
SAVINGS & LOAN 1.96%
Charter One Financial                                                    26             1,641
Washington Mutual                                                        50             3,191
                                                                                 ------------
                                                                                        4,832
                                                                                 ------------
SERVICES 6.47%
Avis Rent A Car *                                                        50             1,597
Budget Group Class A*                                                    50             1,728
i2 Technologies*                                                         50             2,637
Omnicom Group                                                           100             4,237
Robert Half International                                                75             3,000
Snyder Communications*                                                   75             2,738
                                                                                 ------------
                                                                                       15,937
                                                                                 ------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 2.02%
Nextel Communications Class A*                                          150             3,900





NEXTLINK Communications Class A*                                         50      $      1,066
                                                                                 ------------
                                                                                        4,966
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 5.80%
Brooks Fiber Properties*                                                 50             2,750
ICG Communications*                                                      75             2,044
Teleport Communications Group Class A*                                   75             4,116
Teligent Inc Class A*                                                    50             1,231
WinStar Communications*                                                  75             1,870
WorldCom Inc*                                                            75             2,269
                                                                                 ------------
                                                                                       14,280
                                                                                 ------------
TELEPHONE 2.25%
Century Telephone Enterprises                                            50             2,491
Intermedia Communications*                                               50             3,037
                                                                                 ------------
                                                                                        5,528
                                                                                 ------------
TEXTILE - APPAREL
   MANUFACTURING 1.28%
Warnaco Group Class A                                                   100             3,138
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $242,022#)                                                                   246,138
                                                                                 ============


GROWTH Portfolio
COMMON STOCKS 100.00%
BANKS 4.97%
BankAmerica Corp                                                         50             3,650
Citicorp                                                                 75             9,483
                                                                                 ------------
                                                                                       13,133
                                                                                 ------------
BEVERAGES 7.91%
Coca-Cola Co                                                            150             9,994
PepsiCo Inc                                                             300            10,931
                                                                                 ------------
                                                                                       20,925
                                                                                 ------------





CHEMICALS 3.41%
du Pont (E I) de Nemours                                                150      $      9,009
                                                                                 ------------
COMPUTER RELATED 13.10%
Bay Networks*                                                           200             5,113
Hewlett-Packard Co                                                      150             9,375
International Business Machines                                         100            10,456
Microsoft Corp*                                                          75             9,694
                                                                                 ------------
                                                                                       34,638
                                                                                 ------------
ELECTRICAL EQUIPMENT 4.16%
General Electric                                                        150            11,006
                                                                                 ------------
ELECTRONICS - SEMICONDUCTOR 5.26%
Intel Corp                                                              100             7,025
Maxim Integrated Products                                               200             6,900
                                                                                 ------------
                                                                                       13,925
                                                                                 ------------
ENTERTAINMENT 1.87%
Disney (Walt) Co                                                         50             4,953
                                                                                 ------------
FINANCIAL 2.16%
Federal National Mortgage Association                                   100             5,706
                                                                                 ------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 20.89%
Bristol-Myers Squibb                                                    100             9,463
Johnson & Johnson                                                       175            11,528
Lilly (Eli) & Co                                                        125             8,703
Merck & Co                                                              100            10,625
Pfizer Inc                                                              200            14,912
                                                                                 ------------
                                                                                       55,231
                                                                                 ------------
HOUSEHOLD PRODUCTS 6.55%
Colgate-Palmolive Co                                                    100             7,350
Procter & Gamble                                                        125             9,977
                                                                                 ------------
                                                                                       17,327
                                                                                 ------------
INSURANCE 4.11%
American International Group                                            100            10,875
                                                                                 ------------





OIL & GAS RELATED 7.57%
Exxon Corp                                                              150       $     9,178
Royal Dutch Petroleum New York
   Registry 1.25 Gldr Shrs                                              200            10,838
                                                                                 ------------
                                                                                       20,016
                                                                                 ------------
PERSONAL CARE 0.95%
Gillette Co                                                              25             2,511
                                                                                 ------------
RESTAURANTS 0.33%
Tricon Global Restaurants*                                               30               872
                                                                                 ------------
RETAIL 4.10%
Wal-Mart Stores                                                         275            10,845
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 2.32%
AT&T Corp                                                               100             6,125
                                                                                 ------------
TELEPHONE 6.91%
Bell Atlantic                                                            60             5,460
SBC Communications                                                      175            12,819
                                                                                 ------------
                                                                                       18,279
                                                                                 ------------
TOBACCO 3.43%
Philip Morris                                                           200             9,062
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $246,908#)                                                              $    264,438
                                                                                 ============


HEALTH SCIENCES Portfolio
COMMON STOCKS 100.00%
BIOTECHNOLOGY 7.89%
Emisphere Technologies*                                                 250             4,656
Genentech Inc Special Cmn*                                              215            13,034
IDEC Pharmaceuticals*                                                   100             3,437
PathoGenesis Corp*                                                      100             3,713
Sepracor Inc*                                                            55             2,203
                                                                                 ------------
                                                                                       27,043
                                                                                 ------------





CHEMICALS 0.61%
Monsanto Co                                                              50      $      2,100
                                                                                 ------------
DRUGS 65.63%
ALZA Corp                                                               200             6,363
Abbott Laboratories                                                     200            13,112
Bristol-Myers Squibb                                                    235            22,237
Forest Laboratories*                                                    200             9,862
Glaxo Wellcome PLC Sponsored ADR
   Representing 2 Ord Shrs                                              300            14,363
ICN Pharmaceuticals                                                     300            14,644
Johnson & Johnson                                                       200            13,175
Lilly (Eli) & Co                                                        330            22,976
MedImmune Inc*                                                          145             6,217
Merck & Co                                                              195            20,719
Pfizer Inc                                                              300            22,369
Schering-Plough Corp                                                    330            20,501
SmithKline Beecham PLC Sponsored ADR
   Representing Ord A Shrs                                              470            24,176
Warner-Lambert Co                                                       115            14,260
                                                                                 ------------
                                                                                      224,974
                                                                                 ------------
HEALTH CARE - SERVICES 8.77%
HBO & Co                                                                340            16,320
McKesson Corp                                                            85             9,196
Quorum Health Group*                                                     60             1,568
Transition Systems*                                                     135             2,987
                                                                                 ------------
                                                                                       30,071
                                                                                 ------------
MEDICAL EQUIPMENT & DEVICES 17.10%
Guidant Corp                                                            370            23,032
IDEXX Laboratories*                                                     150             2,391
Medtronic Inc                                                           260            13,601
ResMed Inc*                                                             245             6,891
Sofamor/Danek Group*                                                    195            12,687
                                                                                 ------------
                                                                                       58,602
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $309,027)
   (Cost for Income Tax Purposes $311,070)                                       $    342,790
                                                                                 ============







HIGH YIELD  Portfolio
FIXED INCOME  SECURITIES  93.62%
Corporate  Bonds 93.62%
AGRICULTURAL PRODUCTS 0.86%
Imperial Holly, Sr Sub Notes^,
9.750%, 12/15/2007                                                  250,000           251,562
                                                                                 ------------
AIR FREIGHT 0.90%
Navigator Gas Transport PLC, 1st
   Priority Ship Mortgage Notes^
   10.500%, 6/30/2007                                  UK           250,000           265,000
                                                                                 ------------
BROADCASTING 8.10%
Allbritton Communications, Sr Sub
   Deb, Series B, 9.750%, 11/30/2007                                400,000           410,000
Chancellor Media-Los Angeles,
   Sr Sub Notes^, 8.125%, 12/15/2007                                750,000           734,062
Commodore Media, Sr Sub Step-Up
   Notes, 7.500%^^, 5/1/2003                                        415,000           464,800
EchoStar Communications, Gtd Sr
   Discount Step-Up Notes
   Zero Coupon^^, 6/1/2004                                          213,000           194,895
SFX Broadcasting, Sr Sub Notes,
   Series B, 10.750%, 5/15/2006                                     100,000           109,500
Sinclair Broadcast Group, Sr Sub Notes,
   8.750%, 12/15/2007                                               350,000           350,000
Young Broadcasting, Gtd Sr Sub Notes,
   11.750%, 11/15/2004                                              100,000           111,250
                                                                                 ------------
                                                                                    2,374,507
                                                                                 ------------
CABLE 5.02%
Diamond Cable Communications PLC,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 2/15/2007                            UK           300,000           204,000
EchoStar Satellite Broadcasting,
   Sr Secured Discount Step-Up Notes
   Zero Coupon^^, 3/15/2004                                         200,000           170,000
Fox/Liberty Networks LLC Finance,
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 8/15/2007                                         500,000           320,000
Galaxy Telecom LP/Galaxy Telecom





   Capital, Sr Sub Notes
   12.375%, 10/1/2005                                               250,000           275,000
Marcus Cable LP/Marcus Cable
   Capital III, Sr Deb
   11.875%, 10/1/2005                                               100,000           108,625
NTL Inc, Sr Deferred Coupon Step-Up
   Notes, Series B
   Zero Coupon^^, 2/1/2006                                          250,000           194,063
TCI Satellite Entertainment, Sr Sub
   Discount Step-Up Notes^
   Zero Coupon^^, 2/15/2007                                         300,000           199,500
                                                                                 ------------
                                                                                    1,471,188
                                                                                 ------------
CHEMICALS 2.52%
LaRoche Industries, Sr Sub Notes^,
   9.500%, 9/15/2007                                                500,000           492,500
PCI Chemicals Canada, Sr Secured
   Notes^, 9.250%, 10/15/2007                          CA           250,000           246,250
                                                                                 ------------
                                                                                      738,750
                                                                                 ------------
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 2.29%
FWT Inc, Sr Sub Notes^,
   9.875%, 11/15/2007                                               350,000           358,750
RCN Corp, Sr Discount Step-Up Notes^,
   Zero Coupon^^, 10/15/2007                                        500,000           312,500
                                                                                 ------------
                                                                                      671,250
                                                                                 ------------
COMPUTER RELATED 0.97%
Unisys Corp, Sr Notes, Series B,
   12.000%, 4/15/2003                                               250,000           283,125
                                                                                 ------------
CONTAINERS 2.44%
Gaylord Container
   Sr Notes, Series B, 9.750%, 6/15/2007                            350,000           339,500
   Sr Sub Discount Step-Up Deb,
   12.750%^^, 5/15/2005                                             350,000           374,500
                                                                                 ------------
                                                                                      714,000
                                                                                 ------------
DISTRIBUTION 1.17%
Di Giorgio Corp, Sr Notes, Series B,





   10.000%, 6/15/2007                                               350,000           342,125
                                                                                 ------------
ELECTRIC UTILITIES 0.95%
Long Island Lighting, Deb,
   9.000%, 11/1/2022                                                250,000           278,296
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.75%
Alpine Group, Gtd Sr Secured
   Notes, Series B
   12.250%, 7/15/2003                                               200,000           220,500
                                                                                 ------------
ENTERTAINMENT 6.17%
Ascent Entertainment Group, Sr
   Secured Discount Step-Up Notes^
   Zero Coupon^^, 12/15/2004                                        750,000           429,375
Fox Kids Worldwide, Sr Discount
   Step-Up Notes^
   Zero Coupon^^, 11/1/2007                                       1,000,000           595,000
Production Resource Group
   LLC/Program Finance
   Sr Sub Notes^, 11.500%, 1/15/2008                                250,000           250,625
Six Flags Theme Parks, Sr Sub Discount
   Step-Up Notes, Series A^^
   Zero Coupon^^, 6/15/2005                                         500,000           532,500
                                                                                 ------------
                                                                                    1,807,500
                                                                                 ------------
FOODS 1.34%
Keebler Corp, Gtd Sr Secured Sub
   Notes, 10.750%, 7/1/2006                                         350,000           393,750
                                                                                 ------------
GAMING 5.16%
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                               350,000           400,750
Mohegan Tribal Gaming Authority,
   Sr Secured Notes, Series B
   13.500%, 11/15/2002                                              240,000           307,200
Station Casinos, Sr Sub Notes,
   9.750%, 4/15/2007                                                250,000           258,750
Trump Atlantic City Association/Trump
   Atlantic City Funding
   Gtd Secured 1st Mortgage Notes,
   11.250%, 5/1/2006                                                200,000           195,000
Venetian Casino Resort LLC/Las Vegas
   Sands, Mortgage Notes^





   12.250%, 11/15/2004                                              350,000           350,438
                                                                                 ------------
                                                                                    1,512,138
                                                                                 ------------
LODGING - HOTELS 1.71%
Signature Resorts, Sr Sub Notes^,
   9.750%, 10/1/2007                                                500,000           500,000
                                                                                 ------------
MACHINERY 0.86%
Bucyrus International, Sr Notes^,
   9.750%, 9/15/2007                                                250,000           252,500
                                                                                 ------------
METALS MINING 3.24%
Centaur Mining & Exploration,
   Gtd Sr Secured Notes^
   11.000%, 12/1/2007                                  AS           200,000           200,500
Glencore Nickel Property Ltd,
   Gtd Sr Secured Notes^
   9.000%, 12/1/2014                                   AS           250,000           248,125
Haynes International, Sr Notes,
   11.625%, 9/1/2004                                                200,000           229,000
Westmin Resources Ltd, Sr Secured
   Notes, 11.000%, 3/15/2007                           CA           250,000           273,750
                                                                                 ------------
                                                                                      951,375
                                                                                 ------------
OIL & GAS RELATED 10.88% Belco Oil & Gas, Sr Sub Notes,
   Series B, 8.875%, 9/15/2007                                      200,000           203,500
Canadian Forest Oil Ltd, Gtd Sr
   Sub Notes, 8.750%, 9/15/2007                        CA           300,000           304,623
Cliffs Drilling, Gtd Sr Notes,
   Series B, 10.250%, 5/15/2003                                     350,000           381,062
Cross Timbers Oil, Sr Sub Notes,
   Series B, 9.250%, 4/1/2007                                       250,000           260,000
Energy Corp of America, Sr Sub Notes,
   Series A, 9.500%, 5/15/2007                                      250,000           249,375
Magnum Hunter Resources, Gtd Sr
   Notes, 10.000%, 6/1/2007                                         300,000           306,000
Newpark Resources, Sr Sub Notes^,
   8.625%, 12/15/2007                                               250,000           254,062
Ocean Energy, Gtd Sr Sub Notes,
   Series B, 8.875%, 7/15/2007                                      250,000           265,000
Panaco Inc, Sr Notes^,
   10.625%, 10/1/2004                                               350,000           353,500





Petsec Energy, Sr Sub Notes, Series B,
   9.500%, 6/15/2007                                   AS           250,000      $    255,625
Snyder Oil, Gtd Sub Notes,
   8.750%, 6/15/2007                                                100,000           101,500
Stone Energy, Gtd Sr Sub Notes,
   8.750%, 9/15/2007                                                250,000           254,375
                                                                                 ------------
                                                                                    3,188,622
                                                                                 ------------
PAPER & FOREST PRODUCTS 3.57%
Ainsworth Lumber Ltd, Sr Secured
   Notes^, 12.500%, 7/15/2007                          CA           150,000           150,750
Bear Island Paper LLC/Bear Island
   Finance II, Sr Secured Notes^
   10.000%, 12/1/2007                                               250,000           253,125
Pindo Deli Finance Mauritius Ltd,
   Gtd Sr Notes^, 10.750%, 10/1/2007                   ID           150,000           129,000
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                   CA           500,000           513,750
                                                                                 ------------
                                                                                    1,046,625
                                                                                 ------------
PHOTOGRAPHY & IMAGING 0.87%
Alliance Imaging, Sr Sub Notes,
   9.625%, 12/15/2005                                               250,000           254,375
                                                                                 ------------
PUBLISHING 3.37%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 7/1/2006                                          500,000           472,500
American Lawyer Media, Sr Notes^,
   9.750%, 12/15/2007                                               250,000           253,750
Perry-Judds Inc, Sr Sub Notes^,
   10.625%, 12/15/2007                                              250,000           260,000
                                                                                 ------------
                                                                                      986,250
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 0.91%
Saul (B F) REIT, Sr Secured Notes,
   Series B, 11.625%, 4/1/2002                                      250,000           267,500
                                                                                 ------------
SAVINGS & LOAN 2.01%
Dime Bancorp, Sr Notes,
   10.500%, 11/15/2005                                              100,000           107,750
Western Financial Savings Bank,





   Sub Capital Deb, 8.875%, 8/1/2007                                500,000      $    481,181
                                                                                 ------------
                                                                                      588,931
                                                                                 ------------
SERVICES 1.24%
Williams Scotsman, Gtd Sr Notes,
   9.875%, 6/1/2007                                                 350,000           364,000
                                                                                 ------------
SPECIALTY PRINTING 0.36%
MDC Communications, Sr Sub Notes,
   10.500%, 12/1/2006                                  CA           100,000           105,750
                                                                                 ------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 9.04%
CommNet Cellular
   Sr Sub Discount Step-Up Notes,
   Zero Coupon^^, 9/1/2003                                          400,000           401,000
   Sub Notes, 11.250%, 7/1/2005                                     200,000           229,000
Globalstar LP/Globalstar Capital,
   Sr Notes^, 10.750%, 11/1/2004                                    200,000           195,000
NEXTEL Communications, Sr Discount
   Step-Up Notes^, Zero Coupon^^
   9/15/2007                                                      1,000,000           630,000
   10/31/2007                                                       250,000           152,500
PriCellular Wireless
   Sr Discount Notes, Series B,
   14.000%, 11/15/2001                                              200,000           222,000
   Sr Discount Step-Up Notes,
   Zero Coupon^^, 10/1/2003                                         800,000           820,000
                                                                                 ------------
                                                                                    2,649,500
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 10.78%
Barak International
   Telecommunications Services
   Sr Sub Discount Step-Up Notes^,
   Zero Coupon^^, 11/15/2007                           IS           500,000           282,500
Esprit Telecom Group PLC, Sr Notes,
   11.500%, 12/15/2007                                 UK           250,000           257,500
fONOROLA Inc, Gtd Sr Secured Notes,
   12.500%, 8/15/2002                                  CA           100,000           111,500
GCI Inc, Sr Notes, 9.750%, 8/1/2007                                 400,000           415,000
IXC Communications, Gtd Sr Notes,
   Series B, 12.500%, 10/1/2005                                     200,000           230,500





McLeodUSA Inc
   Sr Discount Step-Up Notes,
   Zero Coupon^^, 3/1/2007                                          250,000           180,000
   Sr Notes^, 9.250%, 7/15/2007                                     250,000           261,875
NEXTLINK Communications LLC, Sr Notes
   12.500%, 4/15/2006                                               250,000           285,000
   9.625%, 10/1/2007                                                350,000           362,250
Qwest Communications International,
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 10/15/2007                                        200,000           135,000
Sprint Spectrum LP/Sprint Spectrum
   Finance, Sr Discount
   Step-Up Notes, Zero Coupon^^,
   8/15/2006                                                        500,000           388,750
Teligent Inc, Sr Notes, 11.500%,
   12/1/2007                                                        250,000           250,625
                                                                                 ------------
                                                                                    3,160,500
                                                                                 ------------
TELEPHONE 5.46%
Intermedia Communications, Sr Notes^
   8.875%, 11/1/2007                                                500,000           512,500
   8.500%, 1/15/2008                                                500,000           500,000
MetroNet Communications, Sr
   Discount Step-Up Notes^
   Zero Coupon^^, 11/1/2007                            CA           500,000           306,250
Netia Holdings BV, Gtd Sr Discount
   Step-Up Notes^
   Zero Coupon^^, 11/1/2007                            PL           500,000           282,500
                                                                                 ------------
                                                                                    1,601,250
                                                                                 ------------
TEXTILE - HOME FURNISHINGS 0.68%
Maxim Group, Sr Notes^,
   9.250%, 10/15/2007                                               200,000           198,500
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $27,127,261)                                                              27,439,369
                                                                                 ------------
COMMON STOCKS & WARRANTS 0.17%
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.17%
Microcell Telecommunications
   Warrants*^ (Exp 2006)                               CA             2,000            27,374
Nextel Communications Class A*~                                         938            21,844

                                                                                 ------------




TOTAL COMMON STOCKS & WARRANTS
   (Cost $27,800)                                                                $     49,218
                                                                                 ------------
PREFERRED STOCKS 2.27%
INSURANCE 2.27%
Superior National Capital Trust I
   Pfd*^, 10.750%                                                       300           307,500
Veritas Capital Trust Pfd*^, 10.000%                                    350           357,000
                                                                                 ------------
TOTAL PREFERRED STOCKS
   (Cost $650,000)                                                                    664,500
                                                                                 ------------
OTHER SECURITIES 1.78%
SERVICES 0.80%
Brill Media LLC, Units^
   (Each unit consists of one $1,000
   face amount Sr Step-Up
   Notes,   7.500%^^,   12/15/2007
   and approximately $28.57 face amount of
   Appreciation Notes,
   12/15/2007)                                                          250           233,125
                                                                                 ------------
TELEPHONE 0.98%
MetroNet Communications, Units^
   (Each unit consists of one $1,000
   face amount Sr Note, 12.000%, 8/15/2007 and
   1 wrnt to purchase 3.429 shrs of
   Non-Voting Class B cmn stk)                         CA               250           288,750
                                                                                 ------------
TOTAL OTHER SECURITIES
   (Cost $480,502)                                                                    521,875
                                                                                 ------------
SHORT-TERM INVESTMENTS -
REPURCHASE AGREEMENTS 2.16%
Repurchase Agreement with State
   Street Bank & Trust Co dated
   12/31/1997 due 1/2/1998 at 5.800%,
   repurchased at $634,204
   (Collateralized by US Treasury Bonds
   due  2/15/2023  at 7.125%
   value $654,083)
   (Cost $634,000)                                                  634,000           634,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $28,919,563) (Cost for Income





   Tax Purposes $28,920,109)                                                     $ 29,308,962
                                                                                 ------------


INDUSTRIAL INCOME Portfolio
COMMON STOCKS 75.14%
AEROSPACE & DEFENSE 3.62%
Howmet International*                                                25,000           373,438
Northrop Grumman                                                      6,000           690,000
Raytheon Co Class A                                                   2,070           102,068
Sundstrand Corp                                                       7,000           352,625
                                                                                 ------------
                                                                                    1,518,131
                                                                                 ------------
AIRLINES 1.98%
KLM Royal Dutch Airlines New York
   Registered Shrs                                                   22,000           830,500
                                                                                 ------------
AUTOMOBILES 1.53%
Chrysler Corp                                                         2,000            70,375
Ford Motor                                                            2,000            97,375
General Motors                                                        6,000           363,750
General Motors Class H                                                3,000           110,813
                                                                                 ------------
                                                                                      642,313
                                                                                 ------------
BANKS 5.76%
Bank of New York                                                     10,000           578,125
First Tennessee National                                             10,000           667,500
Fleet Financial Group                                                 5,000           374,687
Summit Bancorp                                                       15,000           798,750
                                                                                 ------------
                                                                                    2,419,062
                                                                                 ------------
BEVERAGES 0.84%
Anheuser-Busch Cos                                                    8,000           352,000
                                                                                 ------------
CHEMICALS 1.01%
Agrium Inc                                                           15,000           182,813
Lawter International                                                  5,000            54,375
Olin Corp                                                             4,000           187,500
                                                                                 ------------
                                                                                      424,688
                                                                                 ------------





COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 1.09%
Motorola Inc                                                          8,000           456,500
                                                                                 ------------
COMPUTER RELATED 1.95%
Edwards (J D) & Co*                                                   6,500           191,750
International Business Machines                                       6,000           627,375
                                                                                 ------------
                                                                                      819,125
                                                                                 ------------
ELECTRIC UTILITIES 2.18%
Endesa SA Sponsored ADR                                              30,000           545,625
IES Industries                                                       10,000           368,125
                                                                                 ------------
                                                                                      913,750
                                                                                 ------------
ELECTRICAL EQUIPMENT 1.99%
Emerson Electric                                                      7,000           395,062
General Electric                                                      6,000           440,250
                                                                                 ------------
                                                                                      835,312
                                                                                 ------------
ELECTRONICS - SEMICONDUCTOR 0.99%
Analog Devices*                                                      15,000           415,312
                                                                                 ------------
FOODS 7.80%
General Mills                                                         7,000           501,375
Heinz (H J) Co                                                        9,725           494,152
Kellogg Co                                                           10,000           496,250
Quaker Oats                                                          10,000           527,500
Ralston Purina Group                                                  7,000           650,563
Tasty Baking                                                         31,250           603,516
                                                                                 ------------
                                                                                    3,273,356
                                                                                 ------------
GOLD & PRECIOUS METALS MINING 0.49%
Newmont Mining                                                        7,000           205,625
                                                                                 ------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 5.14%
Abbott Laboratories                                                   4,000           262,250
American Home Products                                                6,000           459,000
Merck & Co                                                            5,000           531,250
Novo-Nordisk A/S ADR                                                  2,000           144,750
Pfizer Inc                                                            4,000           298,250
SmithKline Beecham PLC ADR





   Representing Ord A Shrs                                            9,000           462,938
                                                                                 ------------
                                                                                    2,158,438
                                                                                 ------------
HEALTH CARE RELATED 1.58%
Becton Dickinson & Co                                                 4,000           200,000
Tenet Healthcare*                                                    14,000           463,750
                                                                                 ------------
                                                                                      663,750
                                                                                 ------------
INSURANCE 5.24%
Allmerica Financial                                                  10,000           499,375
Chubb Corp                                                           10,000           756,250
Lincoln National                                                      3,000           234,375
Ohio Casualty                                                         8,000           357,000
Travelers Property Casualty Class A                                   8,000           352,000
                                                                                 ------------
                                                                                    2,199,000
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 0.84%
Morgan Stanley Dean Witter
   Discover & Co                                                      6,000           354,750
                                                                                 ------------
LODGING  HOTELS 1.42%
Hilton Hotels                                                        20,000           595,000
                                                                                 ------------
MANUFACTURING 1.11%
AlliedSignal Inc                                                     12,000           467,250
                                                                                 ------------
OIL & GAS RELATED 8.54%
Apache Corp                                                          10,000           350,625
Baker Hughes                                                         10,000           436,250
Chevron Corp                                                          5,000           385,000
Enron Oil & Gas                                                      15,000           317,812
Exxon Corp                                                            8,000           489,500
Noble Drilling*                                                      10,000           306,250
Phillips Petroleum                                                    5,000           243,125
Schlumberger Ltd                                                      4,000           322,000
Sonat Inc                                                             6,000           274,500
USX-Marathon Group                                                   10,000           337,500
Union Pacific Resources Group                                         5,000           121,250
                                                                                 ------------
                                                                                    3,583,812
                                                                                 ------------
PAPER & FOREST PRODUCTS 0.27%





Albany International Class A                                          5,000      $    115,000
                                                                                 ------------
RAILROADS 1.02%
Kansas City Southern Industries                                      13,500           428,625
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 0.34%
Patriot American Hospitality                                          4,998           144,005
                                                                                 ------------
RETAIL 4.31%
Dayton Hudson                                                         8,000           540,000
May Department Stores                                                 6,000           316,125
Penney (J C) Co                                                       3,000           180,938
Tandy Corp                                                           20,000           771,250
                                                                                 ------------
                                                                                    1,808,313
                                                                                 ------------
SAVINGS & LOAN 4.07%
Ahmanson (H F) & Co                                                  10,000           669,375
Charter One Financial                                                10,250           647,031
St Paul Bancorp                                                      15,000           393,750
                                                                                 ------------
                                                                                    1,710,156
                                                                                 ------------
SERVICES 1.97%
Galileo International                                                30,000           828,750
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 2.49%
Sprint Corp                                                           2,000           117,250
Teleport Communications Group Class A*                               12,000           658,500
US WEST Communications Group                                          6,000           270,750
                                                                                 ------------
                                                                                    1,046,500
                                                                                 ------------
TELEPHONE 4.95%
Ameritech Corp                                                        3,000           241,500
Bell Atlantic                                                         8,072           734,552
BellSouth Corp                                                        8,000           450,500
GTE Corp                                                              5,500           287,375
SBC Communications                                                    5,000           366,250
                                                                                 ------------
                                                                                    2,080,177
                                                                                 ------------
TOBACCO 0.62%
Fortune Brands                                                        7,000           259,437
                                                                                 ------------





TOTAL COMMON STOCKS
   (Cost $25,932,260)                                                            $ 31,548,637
                                                                                 ------------
PREFERRED  STOCKS 0.09% GOLD &
PRECIOUS METALS MINING 0.09%
Amax Gold, Conv Pfd, $3.75,
   Series B (Cost $48,795)                                            1,000            36,000
                                                                                 ------------
FIXED  INCOME  SECURITIES  15.94%
US Government Obligations 0.62%
US Treasury Notes, 6.500%,
   5/15/2005 (Cost $256,778)                                        250,000           260,625
US Government Agency Obligations 3.26%
Freddie Mac, Gold, Participation
   Certificates
   6.500%, 8/1/2011 (Cost $1,334,861)                             1,366,394         1,369,250
Corporate Bonds 12.06%
AUTOMOBILES 0.24%
General Motors Acceptance, Medium-Term
   Notes, 6.700%, 4/25/2001                                         100,000           101,337
                                                                                 ------------
BROADCASTING 0.24%
Allbritton Communications, Sr Sub Deb,
   Series B, 9.750%, 11/30/2007                                     100,000           102,500
                                                                                 ------------
ELECTRIC UTILITIES 4.53%
Boston Edison, Deb, 7.800%, 5/15/2010                               250,000           270,656
Carolina Power & Light, 1st Mortgage,
   6.875%, 8/15/2023                                                250,000           247,504
DQU-II Funding, Collateral Lease,
   8.700%, 6/1/2016                                                 200,000           223,346
Jersey Central Power & Light,
   1st Mortgage, 6.750%, 11/1/2025                                  200,000           195,367
Long Island Lighting, Deb,
   8.200%, 3/15/2023                                                200,000           213,694
New York Electric & Gas, 1st Mortgage,
   8.300%, 12/15/2022                                               200,000           214,502
Pacific Gas & Electric, 1st &
   Refunding Mortgage, Series 1992D
   8.250%, 11/1/2022                                                260,000           284,374
PSI Energy, Deb, 6.350%, 11/15/2006                                 250,000           253,692
                                                                                 ------------
                                                                                    1,903,135
                                                                                 ------------





ENTERTAINMENT 0.68%
Time Warner Entertainment LP, Sr Deb,
   8.375%, 3/15/2023                                                250,000      $    285,201
                                                                                 ------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 0.54%
McKesson Corp, Sub Deb,
   4.500%, 3/1/2004                                                 250,000           227,340
                                                                                 ------------
HEALTH CARE RELATED 1.30%
Tenet Healthcare, Sr Sub Notes,
   10.125%, 3/1/2005                                                500,000           545,625
                                                                                 ------------
INSURANCE 0.67%
Equitable Cos, Sr Notes,
   9.000%, 12/15/2004                                               250,000           282,819
                                                                                 ------------
OIL & GAS RELATED 0.50%
Cross Timbers Oil, Sr Sub Notes,
   Series B, 9.250%, 4/1/2007                                       200,000           208,000
                                                                                 ------------
PAPER & FOREST PRODUCTS 0.52%
Champion International, Deb,
   6.400%, 2/15/2026                                                215,000           216,873
                                                                                 ------------
PUBLISHING 0.23%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Deb
   Zero Coupon^^, 7/1/2006                                          100,000            94,500
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 0.60%
Spieker Properties LP, Deb,
   7.350%, 12/1/2017                                                250,000           251,852
                                                                                 ------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.49%
NEXTLINK Communications, Sr Notes,
   9.625%, 10/1/2007                                                200,000           207,000
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 0.90%
McLeodUSA Inc, Sr Discount Step-Up
   Notes, Zero Coupon^^
   3/1/2007                                                         150,000           108,000
WorldCom Inc, Sr Notes,





   8.875%, 1/15/2006                                                250,000           268,750
                                                                                 ------------
                                                                                      376,750
                                                                                 ------------
TELEPHONE 0.62%
Frontier Corp, Notes,
   7.250%, 5/15/2004                                                250,000           260,804
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $4,945,506)                                                                5,063,736
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $6,537,145)                                                                6,693,611
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 8.83%
Repurchase  Agreement with State
Street Bank & Trust Co dated  12/31/1997
   due 1/2/1998 at 5.800%,
   repurchased at $3,707,194
  (Collateralized by US Treasury
   Bonds due 2/15/2023 at 7.125% value
   $3,801,859) (Cost $3,706,000)                                  3,706,000         3,706,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $36,224,200) (Cost for Income
   Tax Purposes $36,224,733)                                                     $ 41,984,248
                                                                                 ============


SMALL COMPANY GROWTH Portfolio
COMMON STOCKS 100.00%
AIR FREIGHT 0.59%
Eagle USA Airfreight*                                                    50             1,425
                                                                                 ------------
AUTO PARTS 1.62%
O'Reilly Automotive*                                                    150             3,938
                                                                                 ------------
BEVERAGES 1.25%
Beringer Wine Estates Holdings Class B*                                  80             3,040
                                                                                 ------------
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 5.86%
Aspect Telecommunications*                                              100             2,087





CIENA Corp*                                                              50             3,056
GeoTel Communications*                                                   75             1,172
Gilat Satellite Networks Ltd*                                           100             2,863
NICE-Systems Ltd Sponsored ADR
   Representing 1 Ord Shr*                                               60             2,520
Powerwave Technologies*                                                  50               841
REMEC Inc*                                                               75             1,688
                                                                                 ------------
                                                                                       14,227
                                                                                 ------------
COMPUTER RELATED 9.41%
Aspen Technology*                                                        50             1,712
CBT Group PLC Sponsored ADR
   Representing 0.5 Ord Shr*                                             50             4,106
Citrix Systems*                                                          50             3,800
HMT Technology*                                                         125             1,625
Harbinger Corp*                                                          50             1,406
Intelligroup Inc*                                                       100             1,913
Peerless Systems*                                                       100             1,288
Peregrine Systems*                                                       75             1,003
Saville Systems PLC Sponsored ADR
   Representing 1 Ord Shr*                                               50             2,075
Simulation Sciences*                                                    120             1,920
Wind River Systems*                                                      50             1,984
                                                                                 ------------
                                                                                       22,832
                                                                                 ------------
DISTRIBUTION 2.88%
Brightpoint Inc*                                                        180             2,497
Central Garden & Pet*                                                   100             2,625
Weider Nutrition International Class A                                  150             1,866
                                                                                 ------------
                                                                                        6,988
                                                                                 ------------
ELECTRONICS 2.49%
Aehr Test Systems*                                                      150             1,200
ANADIGICS Inc*                                                           50             1,506
CerProbe Corp*                                                           75             1,303
SanDisk Corp*                                                           100             2,031
                                                                                 ------------
                                                                                        6,040
                                                                                 ------------
ELECTRONICS - SEMICONDUCTOR 7.56%
Altron Inc*                                                             125             1,656
Applied Micro Circuits*                                                 230             2,846





DuPont Photomasks*                                                       50      $      1,744
Flextronics International Ltd*                                           40             1,380
QLogic Corp*                                                             75             2,213
SIPEX Corp*                                                             100             3,025
Unitrode Corp*                                                           50             1,075
VLSI Technology*                                                         75             1,772
Xilinx Inc*                                                              75             2,630
                                                                                 ------------
                                                                                       18,341
                                                                                 ------------
ENGINEERING & CONSTRUCTION 0.93%
Willbros Group*                                                         150             2,250
                                                                                 ------------
FINANCIAL 3.41%
ACNielsen Corp*                                                         125             3,047
AMRESCO Inc*                                                            100             3,025
Warrantech Corp*                                                        225             2,194
                                                                                 ------------
                                                                                        8,266
                                                                                 ------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 1.34%
Watson Pharmaceuticals*                                                 100             3,244
                                                                                 ------------
HEALTH CARE RELATED 8.22%
ATL Ultrasound*                                                          75             3,450
AmeriPath Inc*                                                          140             2,380
Capital Senior Living*                                                  200             2,087
Coventry Corp*                                                          150             2,287
Envoy Corp*                                                             100             2,912
Graham-Field Health Products*                                           250             4,172
HealthCare Financial Partners*                                           75             2,662
                                                                                 ------------
                                                                                       19,950
                                                                                 ------------
INSURANCE 5.34%
Frontier Insurance Group                                                 75             1,716
HCC Insurance Holdings                                                  125             2,656
Liberty Corp                                                             50             2,337
Mercury General                                                          50             2,763
Orion Capital                                                            75             3,483
                                                                                 ------------
                                                                                       12,955
                                                                                 ------------
LEISURE TIME 1.13%





Bally Total Fitness Holdings*                                           125       $     2,734
                                                                                 ------------
LODGING - HOTELS 1.43%
Extended Stay America*                                                   75               933
Prime Hospitality*                                                      125             2,547
                                                                                 ------------
                                                                                        3,480
                                                                                 ------------
MACHINERY 0.62%
OmniQuip International                                                   75             1,495
                                                                                 ------------
MANUFACTURING 2.48%
Innovative Valve Technologies*                                          150             3,037
Robbins & Myers                                                          75             2,972
                                                                                 ------------
                                                                                        6,009
                                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES 1.21%
US Office Products*                                                     150             2,944
                                                                                 ------------
OIL & GAS RELATED 7.82%
EEX Corp*                                                               300             2,719
Key Energy Group*                                                        75             1,627
Newfield Exploration*                                                   150             3,497
Patterson Energy*                                                        75             2,902
Petsec Energy Ltd Sponsored ADR
   Representing 5 Ord Shrs*                                             200             2,750
Precision Drilling*                                                     100             2,438
Rowan Cos*                                                              100             3,050
                                                                                 ------------
                                                                                       18,983
                                                                                 ------------
PERSONAL CARE 2.48%
Enamelon Inc*                                                           100             1,287
Helen of Troy Ltd*                                                      150             2,419
Playtex Products*                                                       225             2,306
                                                                                 ------------
                                                                                        6,012
                                                                                 ------------
POLLUTION CONTROL 2.33%
Allied Waste Industries*                                                150             3,497
Philip Services*                                                        150             2,156
                                                                                 ------------
                                                                                        5,653
                                                                                 ------------





PUBLISHING 0.95%
Petersen Cos Class A*                                                   100      $      2,300
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 1.66%
CRIIMI MAE                                                              150             2,250
FelCor Suite Hotels                                                      50             1,775
                                                                                 ------------
                                                                                        4,025
                                                                                 ------------
REAL ESTATE RELATED 1.07%
Intrawest Corp                                                          150             2,606
                                                                                 ------------
RESTAURANTS 1.85%
Schlotzsky's Inc*                                                       150             2,194
ShowBiz Pizza Time*                                                     100             2,300
                                                                                 ------------
                                                                                        4,494
                                                                                 ------------
RETAIL 3.37%
Global DirectMail*                                                       50               866
Men's Wearhouse*                                                         75             2,606
Proffitt's Inc*                                                         100             2,844
Stage Stores*                                                            50             1,869
                                                                                 ------------
                                                                                        8,185
                                                                                 ------------
SAVINGS & LOAN 1.20%
FirstFed Financial*                                                      75             2,906
                                                                                 ------------
SERVICES 12.80%
AHL Services*                                                           175             4,309
Alternative Resources*                                                  125             2,883
Boron LePore & Associates*                                              100             2,750
Concord EFS*                                                            100             2,487
Corrections Corp of America*                                             50             1,853
Interim Services*                                                       150             3,881
NCO Group*                                                              112             2,884
NCS HealthCare Class A*                                                  75             1,978
Registry Inc*                                                            50             2,294
Safeguard Scientifics*                                                   80             2,510
TMP Worldwide*                                                          140             3,220
                                                                                 ------------
                                                                                       31,049
                                                                                 ------------




TELECOMMUNICATIONS - CELLULAR &
   WIRELESS 0.70%
Microcell Telecommunications Class B*                                   250      $      1,688
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 3.63%
ICG Communications*                                                     160             4,360
IDT Corp*                                                               100             2,025
P-COM Inc*                                                              140             2,415
                                                                                 ------------
                                                                                        8,800
                                                                                 ------------
TEXTILE - APPAREL MANUFACTURING 0.89%
Quiksilver Inc*                                                          75             2,147
                                                                                 ------------
TRUCKERS 1.48%
Simon Transportation Services*                                          150             3,600
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $244,972) (Cost for Income
   Tax Purposes $245,068)                                                        $    242,606
                                                                                 ============


TECHNOLOGY Portfolio
COMMON STOCKS 100.00%
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 5.38%
Pittway Corp Class A                                                    300            20,887
                                                                                 ------------
COMPUTER SOFTWARE & SERVICE 28.05%
Accelr8 Technology*                                                     500            13,500
American Software Class A*                                            1,600            14,700
CBT Group PLC Sponsored ADR
   Representing 0.5 Ord Shrs*                          EI               200            16,425
DataWorks Corp*                                                       1,000            19,875
Edwards (J D) & Co*                                                     500            14,750
Learning Co*                                                          1,200            19,275
Made2Manage Systems*                                                  1,000             7,563
Wonderware Corp*                                                        200             2,825
                                                                                 ------------
                                                                                      108,913
                                                                                 ------------
COMPUTER SYSTEMS 3.39%
Geac Computer Ltd*                                     CA               400            13,166

                                                                                 ------------




COMPUTERS - HARDWARE 11.04%
Compaq Computer                                                         200      $     11,287
HMT Technology*                                                         300             3,900
International Business Machines                                         200            20,912
Kentek Information Systems                                            1,000             6,750
                                                                                 ------------
                                                                                       42,849
                                                                                 ------------
COMPUTERS - NETWORKING 1.16%
Novell Inc*                                                             600             4,500
                                                                                 ------------
ELECTRICAL EQUIPMENT 6.05%
PCD Inc*                                                              1,000            23,500
                                                                                 ------------
ELECTRONICS - INSTRUMENTS 4.81%
SanDisk Corp*                                                           400             8,125
Sawtek Inc*                                                             400            10,550
                                                                                 ------------
                                                                                       18,675
                                                                                 ------------
ELECTRONICS - SEMICONDUCTOR 6.16%
Applied Micro Circuits*                                                 500             6,188
MRV Communications*                                                     200             4,775
National Semiconductor*                                                 500            12,969
                                                                                 ------------
                                                                                       23,932
                                                                                 ------------
LEISURE TIME 6.29%
International Game Technology                                           800            20,200
WMS Industries*                                                         200             4,225
                                                                                 ------------
                                                                                       24,425
                                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES 5.70%
Xerox Corp                                                              300            22,144
                                                                                 ------------
RETAIL 7.51%
Creative Technology Ltd*                               SN               800            17,600
Tandy Corp                                                              300            11,569
                                                                                 ------------
                                                                                       29,169
                                                                                 ------------
SERVICES 6.31%
Computer Learning Centers*                                              400            24,500
                                                                                 ------------





TELECOMMUNICATIONS -
   LONG DISTANCE 8.15%
fONOROLA Inc*                                          CA               800      $     17,834
Premiere Technologies*                                                  500            13,812
                                                                                 ------------
                                                                                       31,646
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $405,497)
   (Cost for Income Tax Purposes $405,866)                                       $    388,306
                                                                                 ============


TOTAL RETURN Portfolio
COMMON STOCKS 62.85%
AEROSPACE & DEFENSE 2.59%
Boeing Co                                                             4,500           220,219
Lockheed Martin                                                       2,000           197,000
Raytheon Co Class B                                                   3,500           176,750
                                                                                 ------------
                                                                                      593,969
                                                                                 ------------
AUTO PARTS 1.04%
Genuine Parts                                                         7,000           237,563
                                                                                 ------------
AUTOMOBILES 1.06%
Ford Motor                                                            5,000           243,437
                                                                                 ------------
BANKS 5.24%
Comerica Inc                                                          1,900           171,475
First Chicago NBD                                                     2,600           217,100
First of America Bank                                                 3,300           254,512
First Union                                                           3,000           153,750
State Street                                                          4,200           244,388
Wachovia Corp                                                         2,000           162,250
                                                                                 ------------
                                                                                    1,203,475
                                                                                 ------------
BEVERAGES 1.48%
Anheuser-Busch Cos                                                    4,000           176,000
PepsiCo Inc                                                           4,500           163,969
                                                                                 ------------
                                                                                      339,969
                                                                                 ------------





BUILDING MATERIALS 1.87%
Hanson PLC Sponsored ADR
   Representing 5 Shrs                                                9,000      $    207,563
Sherwin-Williams Co                                                   8,000           222,000
                                                                                 ------------
                                                                                      429,563
                                                                                 ------------
CHEMICALS  2.27%
AKZO Nobel NV Sponsored ADR
   Representing 0.5 Ord Shr                                           1,600           139,000
Dow Chemical                                                          2,000           203,000
Great Lakes Chemical                                                  4,000           179,500
                                                                                 ------------
                                                                                      521,500
                                                                                 ------------
COMPUTER RELATED 3.25%
Compaq Computer                                                       5,000           282,188
Electronic Data Systems                                               7,000           307,562
Hewlett-Packard Co                                                    2,500           156,250
                                                                                 ------------
                                                                                      746,000
                                                                                 ------------
CONGLOMERATES 1.52%
National Service Industries                                           4,000           198,250
Textron Inc                                                           2,400           150,000
                                                                                 ------------
                                                                                      348,250
                                                                                 ------------
DISTRIBUTION 1.10%
SuperValu Inc                                                         6,000           251,250
                                                                                 ------------
ELECTRIC UTILITIES 3.99%
CINergy Corp                                                          3,700           141,756
Edison International                                                  6,300           171,281
Entergy Corp                                                          5,000           149,687
Texas Utilities                                                       5,000           207,813
Unicom Corp                                                           8,000           246,000
                                                                                 ------------
                                                                                      916,537
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.83%
General Electric                                                      2,600           190,775
                                                                                 ------------
ELECTRONICS - SEMICONDUCTOR 1.14%





Rockwell International                                                5,000      $    261,250
                                                                                 ------------
FOODS 3.36%
Archer-Daniels-Midland Co                                             6,452           139,928
General Mills                                                         1,700           121,762
Heinz (H J) Co                                                        3,550           180,384
Kellogg Co                                                            2,600           129,025
Unilever NV New York Shrs                                             3,200           199,800
                                                                                 ------------
                                                                                      770,899
                                                                                 ------------
HARDWARE & TOOLS 0.95%
Snap-On  Inc                                                          5,000           218,125
                                                                                 ------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 3.19%
Abbott Laboratories                                                   2,500           163,906
American Home Products                                                1,800           137,700
Bristol-Myers Squibb                                                  2,200           208,175
Lilly (Eli) & Co                                                      3,200           222,800
                                                                                 ------------
                                                                                      732,581
                                                                                 ------------
HEALTH CARE RELATED 1.03%
Columbia/HCA Healthcare                                               8,000           237,000
                                                                                 ------------
HOUSEHOLD FURNITURE & APPLIANCES 0.96%
Whirlpool Corp                                                        4,000           220,000
                                                                                 ------------
INSURANCE 3.64%
Lincoln National                                                      3,000           234,375
Loews Corp                                                            2,000           212,250
Ohio Casualty                                                         5,000           223,125
SAFECO Corp                                                           3,400           165,750
                                                                                 ------------
                                                                                      835,500
                                                                                 ------------
INSURANCE BROKERS 0.78%
Marsh & McLennan                                                      2,400           178,950
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 0.81%
Morgan Stanley Dean Witter Discover & Co                              3,135           185,357
                                                                                 ------------
IRON & STEEL 1.05%
Nucor Corp                                                            5,000           241,563

                                                                                 ------------




MANUFACTURING 0.57%
Minnesota Mining & Manufacturing                                      1,600      $    131,300
                                                                                 ------------
METALS MINING 0.95%
Phelps Dodge                                                          3,500           217,875
                                                                                 ------------
OIL & GAS RELATED 4.21%
Amoco Corp                                                            1,300           110,662
Exxon Corp                                                            3,500           214,156
Norsk Hydro A/S Sponsored ADR
   Representing Ord Shrs                                              5,000           255,000
Repsol SA Sponsored ADR
   Representing Ord Shrs                                              5,000           212,813
Royal Dutch Petroleum New York
   Registry 1.25 Gldr Shrs                                            3,200           173,400
                                                                                 ------------
                                                                                      966,031
                                                                                 ------------
PAPER & FOREST PRODUCTS 0.53%
Westvaco Corp                                                         3,900           122,606
                                                                                 ------------
POLLUTION CONTROL 0.84%
Waste Management                                                      7,000           192,500
                                                                                 ------------
PUBLISHING 0.75%
Gannett Co                                                            2,800           173,075
                                                                                 ------------
RAILROADS 0.56%
Illinois Central                                                      3,750           127,734
                                                                                 ------------
RESTAURANTS 1.04%
McDonald's Corp                                                       5,000           238,750
                                                                                 ------------
RETAIL 2.77%
Circuit City Stores-Circuit City Group                                3,500           124,469
Dillard's Inc Class A                                                 5,000           176,250
Giant Food Class A                                                    3,300           111,169
K mart Corp*                                                          8,500            98,281
Penney (J C) Co                                                       2,100           126,656
                                                                                 ------------
                                                                                      636,825
                                                                                 ------------
SERVICES 0.92%
Dun & Bradstreet                                                      6,800           210,375

                                                                                 ------------




SPECIALTY PRINTING 0.75%
Deluxe Corp                                                           5,000      $     172,500
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 1.05%
British Telecommunications PLC
   Sponsored ADR Representing 10
   Ord Shrs                                                           3,000           240,938
                                                                                 ------------
TELEPHONE 2.42%
Bell Atlantic                                                         2,000           182,000
Telefonica de Espana SA Sponsored
   ADR Representing 3 Shrs                                            2,000           182,125
Telefonos de Mexico SA de CV Sponsored
   ADR Representing Ord Series L Shrs                                 3,400           190,613
                                                                                 ------------
                                                                                      554,738
                                                                                 ------------
TEXTILE - APPAREL MANUFACTURING 0.36%
Liz Claiborne                                                         2,000            83,625
                                                                                 ------------
TEXTILE - HOME FURNISHINGS 0.56%
Shaw Industries                                                      11,000           127,875
                                                                                 ------------
TOBACCO 1.42%
Fortune Brands                                                        2,700           100,069
Philip Morris                                                         5,000           226,563
                                                                                 ------------
                                                                                      326,632
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $10,610,307)                                                              14,426,892
                                                                                 ------------
FIXED INCOME SECURITIES 21.67%
US Government Obligations 12.60%
US Treasury Bonds
   8.125%, 8/15/2019                                                400,000           500,625
   7.250%, 8/15/2022                                                300,000           346,500
US Treasury Notes
   7.500%, 11/15/2001                                               300,000           318,188
   6.500%, 8/15/2005                                                300,000           313,031
   6.375%, 7/15/1999                                                200,000           202,125
   6.375%, 1/15/2000                                                300,000           303,938
   6.375%, 8/15/2002                                                400,000           410,375





   5.875%, 2/15/2000                                                495,000      $    497,011
                                                                                 ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $2,764,713)                                                                2,891,793
                                                                                 ------------
US Government Agency Obligations 5.75%
Federal Farm Credit Bank,
   Medium-Term Notes
   6.150%, 9/1/2000                                                 500,000           503,269
Freddie Mac, Gold,
   Participation Certificates
   8.000%, 10/1/2010                                                 59,166            61,163
   6.500%, 7/1/2001                                                  84,741            85,222
Fannie Mae, Gtd Mortgage Pass-Through
   Certificates
   8.500%, 3/1/2010                                                 117,803           122,473
   6.500%, 5/1/2026                                                 138,701           137,141
   6.000%, 5/1/2009                                                 132,936           131,453
Fannie Mae, Medium-Term Notes
   6.300%, 8/19/2002                                                200,000           202,822
Government National Mortgage Association I
   Pass-Through Certificates,
   7.500%, 3/15/2026                                                 75,744            77,637
                                                                                 ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,301,858)                                                                1,321,180
                                                                                 ------------
Corporate Bonds 3.32%
BANKS 1.37%
ABN Amro Bank NV, Sub Notes,
   7.550%, 6/28/2006                                                200,000           214,309
NationsBank Corp, Sub Notes,
   6.500%, 3/15/2006                                                100,000            99,794
                                                                                 ------------
                                                                                      314,103
                                                                                 ------------
BEVERAGES 0.44%
PepsiCo Inc, Medium-Term Notes,
   5.875%, 6/1/2000                                                 100,000            99,908
                                                                                 ------------
FOODS 0.65%
Campbell Soup, Notes,
   6.150%, 12/1/2002                                                150,000           150,248
                                                                                 ------------
POLLUTION CONTROL 0.86%





WMX Technologies, Notes,
   6.375%, 12/1/2003                                                200,000      $    197,088
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $750,329)                                                                    761,347
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $4,816,900)                                                                4,974,320
                                                                                 ------------
SHORT-TERM INVESTMENTS 15.48%
US Government Obligations 4.38%
US Treasury Notes
   7.125%, 10/15/1998                                               500,000           505,625
   6.125%, 3/31/1998                                                500,000           500,781
                                                                                 ------------
   (Cost $1,006,211)                                                                1,006,406
                                                                                 ------------
Repurchase Agreements 11.10%
Repurchase Agreement with State Street
   Bank & Trust Co dated  12/31/1997
   due  1/2/1998  at 5.800%,
   repurchased  at $2,547,821
   (Collateralized by US Treasury Bonds
   due 5/15/2017 at 8.750%
   value $2,623,199) (Cost $2,547,000)                            2,547,000         2,547,000
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $3,553,211)                                                                3,553,406
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE   100.00%
   (Cost $18,980,418) (Cost for Income
   Tax Purposes $18,982,435)                                                     $ 22,954,618
                                                                                 ============


UTILITIES Portfolio
COMMON STOCKS 89.68%
OIL & GAS RELATED 5.18%
Enron Corp                                                            1,200            49,875
Sonat Inc                                                             1,650            75,488
Union Pacific Resources Group                                         2,400            58,200
Williams Cos                                                          1,900            53,913
                                                                                 ------------
                                                                                      237,476
                                                                                 ------------





TELECOMMUNICATIONS - CELLULAR &
   WIRELESS 1.59%
NEXTEL Communications Class A*                                        2,800      $     72,800
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 19.64%
AT&T Corp                                                             1,200            73,500
Brooks Fiber Properties*                                              1,300            71,500
COLT Telecom Group PLC Sponsored ADR
   Representing 4 Ord Shrs*                                           1,400            59,675
France Telecom SA Sponsored ADR
   Representing Ord Shrs*                                             2,000            72,000
ICG Communications*                                                   3,100            84,475
LCI International*                                                    2,200            67,650
MCI Communications                                                    1,500            64,219
McLeodUSA Inc Class A*                                                1,950            62,400
Portugal Telecom SA Sponsored ADR
   Representing Ord Shrs                                              1,600            75,200
Sprint Corp                                                           1,200            70,350
Teleport Communications Group Class A*                                1,500            82,313
US WEST Communications Group                                          1,000            45,125
Viatel Inc*                                                           1,300             6,500
WorldCom Inc*                                                         2,160            65,340
                                                                                 ------------
                                                                                      900,247
                                                                                 ------------
Utilities 63.27%
ELECTRIC 33.60%
Allegheny Energy                                                      1,400            45,500
American Electric Power                                               1,200            61,950
CMS Energy                                                              900            39,656
CalEnergy Co*                                                         2,000            57,500
Carolina Power & Light                                                  800            33,950
CINergy Corp                                                            800            30,650
DTE Energy                                                            1,000            34,687
Dominion Resources                                                      700            29,794
Duke Energy                                                           1,226            67,890
Edison International                                                  1,300            35,344
Entergy Corp                                                          1,100            32,931
FPL Group                                                               600            35,512
Florida Progress                                                      1,100            43,175
Florida Public Utilities                                                500            12,250
GPU Inc                                                                 900            37,912
IES Industries                                                        1,700            62,581
Idaho Power                                                           1,650            62,081





Interstate Power                                                      1,200      $     44,925
New Century Energies                                                  2,200           105,462
NIPSCO Industries                                                     1,300            64,269
Northern States Power                                                   900            52,425
OGE Energy                                                            2,040           111,562
PG&E Corp                                                             1,300            39,569
PP&L Resources                                                        1,200            28,725
PacifiCorp                                                            2,200            60,088
PECO Energy                                                           2,100            50,925
Pinnacle West Capital                                                   900            38,138
SCANA Corp                                                            2,000            59,875
Southern Co                                                           1,300            33,638
TNP Enterprises                                                       1,500            49,875
Unicom Corp                                                           1,400            43,050
Union Electric                                                          800            34,600
                                                                                 ------------
                                                                                    1,540,489
                                                                                 ------------
NATURAL GAS 7.49%
Coastal Corp                                                          1,250            77,422
Columbia Gas System                                                     800            62,850
NGC Corp                                                              4,000            70,000
New Jersey Resources                                                    400            16,025
ONEOK Inc                                                             1,350            54,506
TransCanada PipeLines Ltd                                             2,800            62,650
                                                                                 ------------
                                                                                      343,453
                                                                                 ------------
TELEPHONE 22.18%
ALLTEL Corp                                                           1,400            57,488
Ameritech Corp                                                        1,270           102,235
Bell Atlantic                                                         2,517           229,047
BellSouth Corp                                                        2,270           127,829
Century Telephone Enterprises                                         1,400            69,737
Cincinnati Bell                                                       2,400            74,400
GTE Corp                                                              1,750            91,437
MetroNet Communications Class B
   Non-Voting Shrs*                                                   6,000           104,250
SBC Communications                                                    1,500           109,875
Southern New England Telecommunications                               1,000            50,313
                                                                                 ------------
                                                                                    1,016,611
                                                                                 ------------
   TOTAL UTILITIES                                                               $  2,900,553
                                                                                 ------------





TOTAL COMMON STOCKS
   (Cost $3,357,955)                                                             $  4,111,076
                                                                                 ------------
PREFERRED STOCKS 0.81%
UTILITIES - ELECTRIC 0.81%
Cia Paranaense de Energia Sponsored ADR
   Representing 1,000 Pfd B Shrs
   (Cost $45,387)                                                     2,700            36,956
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 9.51%
Repurchase Agreement with
State Street Bank & Trust Co
   dated  12/31/1997
   due 1/2/1998 at 5.800%,
   repurchased at $436,140
   (Collateralized  by US Treasury
   Bonds due 2/15/2023 at 7.125%, value
   $449,682) (Cost $436,000)                                        436,000           436,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $3,839,342#)                                                            $ 4,584,032
                                                                                 ============


* Security is non-income producing.

^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

# Also represents cost for income tax purposes.

~ The following are restricted securities at December 31, 1997:




                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
---------------------------------------------------------------------------------------------
High Yield Portfolio
Nextel Communications Class A                     9/9/97-
                                                  9/15/97           $17,894             0.07%
                                                                                     ========


Summary of Investments by Country

                                                                       % of
                                                  Country        Investment
Country                                              Code        Securities             Value
---------------------------------------------------------------------------------------------
High Yield Portfolio
Australia                                              AS             2.40%          $704,250
Canada                                                 CA              7.95         2,328,747
Indonesia                                              ID              0.44           129,000
Israel                                                 IS              0.96           282,500
Poland                                                 PL              0.96           282,500
United Kingdom                                         UK              2.48           726,500
United States                                          US             84.81        24,855,465
                                                                    -------------------------
                                                                    100.00%       $29,308,962
                                                                    =========================
Technology Portfolio
Canada                                                 CA             7.98%           $31,000
Ireland                                                EI              4.23            16,425
Singapore                                              SN              4.53            17,600
United States                                          US             83.26           323,281
                                                                    -------------------------
                                                                    100.00%          $388,306
                                                                    =========================

See Notes to Financial Statements




                              INVESCO Variable Investment Funds, Inc.
                                Statement of Assets and Liabilities
                                         December 31, 1997

                                                                                       Health
                                                 Dynamics            Growth          Sciences
                                                Portfolio         Portfolio         Portfolio
                                               ----------------------------------------------
ASSETS
Investment Securities:
   At Cost                                     $  242,022        $  246,908        $  309,027
                                               ==============================================
   At Value                                    $  246,138        $  264,438        $  342,790
Cash                                               11,107             6,886            85,066
Receivable for Dividends and
   Interest                                           172               319               194
                                               ----------------------------------------------
TOTAL ASSETS                                   $  257,417        $  271,643        $  428,050
                                               ----------------------------------------------
LIABILITIES
Payable for Investment Securities
   Purchased                                            0             5,416             5,092
                                               ----------------------------------------------
Net Assets at Value                            $  257,417        $  266,227        $  422,958
                                               ==============================================
NET ASSETS
Paid-in Capital*                               $  249,000        $  249,000        $  401,492
Accumulated Undistributed Net
   Investment Income                                  586             1,333             3,759
Accumulated Undistributed
   Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                    3,715           (1,636)          (16,056)
Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                     4,116            17,530            33,763
                                                ----------------------------------------------
Net Assets at Value                            $  257,417        $  266,227       $   422,958
                                                ==============================================
Shares Outstanding                                 24,896            24,905            38,318
Net Asset Value, Offering and
   Redemption Price per Share                     $ 10.34           $ 10.69           $ 11.04
                                                ==============================================

* The Fund has one billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to each individual
Portfolio.

See Notes to Financial Statements



                      INVESCO Variable Investment Funds, Inc.
                  Statement of Assets and Liabilities (Continued)
                             December 31, 1997

                                                                                        Small
                                                     High        Industrial           Company
                                                    Yield            Income            Growth
                                                Portfolio         Portfolio         Portfolio
                                            ----------------------------------------------------
ASSETS
Investment Securities:
   At Cost~                                 $  28,919,563     $  36,224,200        $  244,972
                                            =================================================
   At Value~                                $  29,308,962     $  41,984,248        $  242,606
Cash                                              333,956             2,205            27,667
Receivables:
   Fund Shares Sold                             1,120,392            27,618                 0
   Dividends and Interest                         388,186           132,529                58
Organization Costs                                  3,682             3,682                 0
Prepaid Expenses and
   Other Assets                                       740             1,364                 0
                                            -------------------------------------------------
TOTAL ASSETS                                   31,155,918        42,151,646           270,331
                                            -------------------------------------------------
LIABILITIES
Payables:
   Investment Securities Purchased                230,500         1,911,831            23,769
   Fund Shares Repurchased                         30,349           136,233                 0
Accrued Expenses and
   Other Payables                                  14,155            10,113                 0
                                            -------------------------------------------------
TOTAL LIABILITIES                                 275,004         2,058,177            23,769
                                            -------------------------------------------------
Net Assets at Value                         $  30,880,914      $ 40,093,469        $  246,562
                                            =================================================
NET ASSETS
Paid-in Capital*                            $  30,364,634      $ 33,741,127        $  248,999
Accumulated Undistributed
   Net Investment Income
   (See Note 1)                                    24,007            28,673               580
Accumulated Undistributed
   Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                  102,874           563,621             (651)
Net Appreciation (Depreciation)





   of Investment Securities and
   Foreign Currency Transactions
   (See Note 1)                                   389,399         5,760,048           (2,366)
                                            -------------------------------------------------
Net Assets at Value                         $  30,880,914      $ 40,093,469        $  246,562
                                            =================================================
Shares Outstanding                              2,478,386         2,353,217            24,884
Net Asset Value, Offering and
   Redemption Price per Share                     $ 12.46           $ 17.04        $     9.91
                                            =================================================

~ Investment securities at cost and value at December 31, 1997 include repurchase agreements of $634,000 and $3,706,000 for High Yield and Industrial
Income Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to each individual
Portfolio.

See Notes to Financial Statements



                 INVESCO Variable Investment Funds, Inc.
             Statement of Assets and Liabilities (Continued)
                          December 31, 1997

                                                                      Total
                                               Technology            Return         Utilities
                                                Portfolio         Portfolio         Portfolio
                                              -------------------------------------------------
ASSETS
Investment Securities:
   At Cost~                                   $   405,497    $   18,980,418     $   3,839,342
                                              ================================================
   At Value~                                  $   388,306    $   22,954,618     $   4,584,032
Cash                                               31,294            46,757               891
Receivables:
   Fund Shares Sold                                    50           155,794               623
   Dividends and Interest                             157           135,710             8,872
Organization Costs                                      0             3,682             3,682
Prepaid Expenses and Other Assets                       0               230               274
                                              ------------------------------------------------
TOTAL ASSETS                                      419,807        23,296,791         4,598,374
                                              ------------------------------------------------
LIABILITIES
Payable for Fund Shares
   Repurchased                                      5,381            18,718               967
Accrued Expenses and Other
   Payables                                             0            10,482             9,558
                                              ------------------------------------------------
TOTAL LIABILITIES                                   5,381            29,200            10,525
                                              ------------------------------------------------
Net Assets at Value                           $   414,426    $   23,267,591     $   4,587,849
                                              ================================================
NET ASSETS
Paid-in Capital*                              $   424,294    $   19,208,272     $   3,827,152
Accumulated Undistributed Net
   Investment Income
   (See Note 1)                                     1,686             5,271             2,424
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                            5,637            79,848            13,583
Net Appreciation (Depreciation)
   of Investment Securities and
   Foreign Currency Transactions
   (See Note 1)                                  (17,191)         3,974,200           744,690

                                              ------------------------------------------------




Net Assets at Value                           $   414,426     $  23,267,591     $   4,587,849
                                              ================================================
Shares Outstanding                                 36,077         1,471,825           318,697
Net Asset Value, Offering and
   Redemption Price per Share                     $ 11.49           $ 15.81           $ 14.40
                                              ================================================



~ Investment securities at cost and value at December 31, 1997 include repurchase agreements of $2,547,000 and $436,000 for Total Return and Utilities Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements


                  INVESCO Variable Investment Funds, Inc.
                       Statement of Operations
                Period Ended December 31, 1997 (Note 1)

                                                                                       Health
                                                 Dynamics            Growth          Sciences
                                                Portfolio         Portfolio         Portfolio
                                              --------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                      $      478         $   1,237        $      758
Interest                                              115               115             3,012
   Foreign Taxes Withheld                             (7)              (19)              (11)
                                              --------------------------------------------------
   TOTAL INCOME                                       586             1,333             3,759
                                              --------------------------------------------------
EXPENSES
Investment Advisory Fees                              554               781             1,191
Transfer Agent Fees                                 5,000             3,333             5,000
Administrative Fees                                10,014             6,680            10,024
Custodian Fees and Expenses                         1,001               461             1,876
Directors' Fees and Expenses                            0                 0                 0
Professional Fees and Expenses                     14,865            14,860            15,874
Registration Fees and Expenses                          0                 0                 0
Other Expenses                                        477               318               488
                                              -------------------------------------------------
   TOTAL EXPENSES                                  31,911            26,433            34,453
   Fees and Expenses Absorbed
   by Investment Adviser                         (31,429)          (26,170)          (33,488)
   Fees and Expenses Paid
   Indirectly                                       (482)             (263)             (965)
                                              -------------------------------------------------
   NET EXPENSES                                         0                 0                 0
                                              -------------------------------------------------
NET INVESTMENT INCOME                                 586             1,333             3,759
                                              -------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                    3,715           (1,636)          (16,056)
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                    4,116            17,530            33,763
                                              -------------------------------------------------





NET GAIN ON INVESTMENT
   SECURITIES                                       7,831            15,894            17,707
                                              -------------------------------------------------
Net Increase in Net Assets
   from Operations                            $     8,417         $  17,227        $   21,466
                                              =================================================

See Notes to Financial Statements



                    INVESCO Variable Investment Funds, Inc.
                     Statement of Operations (Continued)
                    Period Ended December 31, 1997 (Note 1)

                                                                                        Small
                                                     High        Industrial           Company
                                                    Yield            Income            Growth
                                                Portfolio         Portfolio         Portfolio
                                              -------------------------------------------------


INVESTMENT INCOME
INCOME
Dividends                                      $   11,212       $   445,918        $      256
Interest                                        1,789,476           477,209               224
Other Income                                       58,536                 0                 0
   Foreign Taxes Withheld                               0           (3,950)                 0
                                               ------------------------------------------------
   TOTAL INCOME                                 1,859,224           919,177               480
                                               ------------------------------------------------
EXPENSES
Investment Advisory Fees                          117,624           223,880               684
Transfer Agent Fees                                 5,000             5,000             5,000
Administrative Fees                                12,941            14,478            10,014
Custodian Fees and Expenses                        11,950            11,417             1,146
Directors' Fees and Expenses                        9,197             9,753                 0
Organization Expenses                               3,682             3,682                 0
Professional Fees and Expenses                     17,393            18,453            15,864
Registration Fees and Expenses                         78                78                 0
Other Expenses                                      6,603             3,255               476
                                              -------------------------------------------------
   TOTAL EXPENSES                                 184,468           289,996            33,184
   Fees and Expenses Absorbed
   by Investment Adviser                         (20,919)          (16,285)          (32,621)
   Fees and Expenses Paid
   Indirectly                                     (6,950)           (4,818)             (563)
                                              -------------------------------------------------
   NET EXPENSES                                   156,599           268,893                 0
                                              -------------------------------------------------
NET INVESTMENT INCOME                         $ 1,702,625       $   650,284        $      480
                                              -------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                1,351,668         2,766,021             (551)





Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                                    69,593         3,726,765           (2,366)
                                              -------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
   SECURITIES                                   1,421,261         6,492,786           (2,917)
                                              -------------------------------------------------
Net Increase (Decrease) in Net
   Assets from Operations                     $ 3,123,886       $ 7,143,070        $  (2,437)
                                              =================================================

See Notes to Financial Statements



                     INVESCO Variable Investment Funds, Inc.
                       Statement of Operations (Continued)
                     Period Ended December 31, 1997 (Note 1)

                                                                      Total
                                               Technology            Return         Utilities
                                                Portfolio         Portfolio         Portfolio
                                              --------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                     $       294       $   280,001        $  106,319
Interest                                            1,392           393,621            18,784
   Foreign Taxes Withheld                               0           (8,180)             (491)
                                              --------------------------------------------------
   TOTAL INCOME                                     1,686           665,442           124,612
                                              --------------------------------------------------
EXPENSES
Investment Advisory Fees                            1,318           126,159            19,549
Transfer Agent Fees                                 5,000             5,000             5,000
Administrative Fees                                10,026            12,534            10,489
Custodian Fees and Expenses                         1,499             7,804             4,466
Directors' Fees and Expenses                            0             9,110             8,403
Organization Expenses                                   0             3,682             3,682
Professional Fees and Expenses                     15,874            17,161            15,106
Registration Fees and Expenses                          0                78                78
Other Expenses                                        488             3,032               665
                                              --------------------------------------------------
   TOTAL EXPENSES                                  34,205           184,560            67,438
   Fees and Expenses Absorbed
   by Investment Adviser                         (33,352)          (30,247)          (35,201)
   Fees and Expenses Paid Indirectly                (853)           (3,392)           (2,862)
                                              --------------------------------------------------
   NET EXPENSES                                         0           150,921            29,375
                                              --------------------------------------------------
NET INVESTMENT INCOME                               1,686           514,521            95,237
                                              --------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                            5,637           208,618            27,459
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign





   Currency Transactions                         (17,191)         2,541,805           643,128
                                              --------------------------------------------------
NET GAIN ON INVESTMENT
   SECURITIES                                    (11,554)         2,750,423           670,587
                                              --------------------------------------------------
Net Increase (Decrease) in
   Net Assets from Operations                 $   (9,868)       $ 3,264,944        $  765,824
                                              ==================================================

See Notes to Financial Statements



                     INVESCO Variable Investment Funds, Inc.
                       Statement of Changes in Net Assets
                     Period Ended December 31, 1997 (Note 1)

                                                                                       Health
                                                 Dynamics            Growth          Sciences
                                                Portfolio         Portfolio         Portfolio
                                              -------------    ----------------------------------

OPERATIONS
Net Investment Income                          $      586       $    1,333         $   3,759
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                    3,715           (1,636)          (16,056)
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                    4,116            17,530            33,763
                                              -----------        ----------        ----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                  8,417            17,227            21,466
                                              -----------        ----------        ----------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     250,000           250,000           890,308
Reinvestment of Distributions                           0                 0                 0
                                              -----------        ----------        ----------
                                                  250,000           250,000           890,308
Amounts Paid for Repurchases
   of Shares                                      (2,000)           (2,000)         (489,816)
                                              -----------        ----------        ----------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                        248,000           248,000           400,492
                                              -----------        ----------        ----------
Total Increase in Net Assets                      256,417           265,227           421,958
NET ASSETS
Initial Subscription (See Note 1)                   1,000             1,000             1,000
Beginning of Period                                     0                 0                 0
                                              -----------        ----------        ----------
End of Period                                 $   257,417        $  266,227        $  422,958
                                              ===========        ==========        ==========
Accumulated Undistributed
   Net Investment Income Included
   in Net Assets at End of Period             $       586        $    1,333        $    3,759

FUND SHARE TRANSACTIONS
Initial Subscription (See Note 1)                     100               100               100





Shares Sold                                        25,000            25,000            85,755
Shares Issued from Reinvestment
   of Distributions                                     0                 0                 0
                                              -----------        ----------        ----------
                                                   25,100            25,100            85,855
Shares Repurchased                                  (204)             (195)          (47,537)
                                              -----------        ----------        ----------
Net Increase in Fund Shares                        24,896            24,905            38,318
                                              ===========        ==========        ==========

See Notes to Financial Statements



                   INVESCO Variable Investment Funds, Inc.
               Statement of Changes in Net Assets (Continued)
                       Year Ended December 31

                                                                     High Yield                      Industrial Income
                                                                     Portfolio                            Portfolio
                                                         ----------------------------------   --------------------------------
                                                                 1997              1996              1997              1996
OPERATIONS
Net Investment Income                                    $  1,702,625        $  776,704       $   650,284       $   405,528
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                        1,351,668           412,110         2,766,021         1,122,522
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                                69,593           260,801         3,726,765         1,369,048
                                                         ----------------------------------   --------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                               3,123,886         1,449,615         7,143,070         2,897,098
                                                         ----------------------------------   --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                     (1,687,001)         (768,178)         (621,902)         (405,328)
In Excess of Net Investment Income                                  0                 0                 0             (514)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                      (1,250,049)         (407,604)       (2,199,803)       (1,121,678)
                                                         ----------------------------------   --------------------------------
TOTAL DISTRIBUTIONS                                       (2,937,050)       (1,175,782)       (2,821,705)       (1,527,520)
                                                         ----------------------------------   --------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              33,849,922        13,157,662        27,309,883        15,001,088
Reinvestment of Distributions                               2,937,050         1,175,782         2,821,705         1,527,203
                                                         ----------------------------------   --------------------------------
                                                           36,786,972        14,333,444        30,131,588        16,528,291





Amounts Paid for Repurchases of Shares                   (20,131,245)       (5,801,973)      (16,701,751)       (3,917,900)
                                                         ----------------------------------  --------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                 16,655,727         8,531,471        13,429,837        12,610,391
                                                         ----------------------------------  --------------------------------
Total Increase in Net Assets                               16,842,563         8,805,304        17,751,202        13,979,969
NET ASSETS
Beginning of Period                                        14,038,351         5,233,047        22,342,267         8,362,298
End of Period                                            $ 30,880,914      $ 14,038,351      $ 40,093,469      $ 22,342,267
                                                         ==================================  ================================
Accumulated Undistributed Net Investment
   Income Included in Net Assets at End of
   Period (See Note 1)                                         24,007             8,383            28,673               330

FUND SHARE TRANSACTIONS
Shares Sold                                                 2,645,545         1,101,791         1,689,472         1,070,184
Shares Issued from Reinvestment
   of Distributions                                           236,097            99,812           169,076           106,660
                                                          ---------------------------------  --------------------------------
                                                            2,881,642         1,201,603         1,858,548         1,176,844
Shares Repurchased                                        (1,594,764)         (484,030)       (1,064,382)         (282,515)
                                                          ---------------------------------  --------------------------------
Net Increase in Fund Shares                                 1,286,878           717,573           794,166           894,329
                                                          =================================  =================================

See Notes to Financial Statements



                       INVESCO Variable Investment Funds, Inc.
                    Statement of Changes in Net Assets (Continued)

                                                        Small Company        Technology
                                                     Growth Portfolio         Portfolio                    Total Return
                                                         Period Ended      Period Ended                     Portfolio
                                                          December 31       December 31              Year Ended December 31
                                                       --------------     -------------           ----------------------------
                                                              1997              1997                 1997              1996
                                                             (Note 1)          (Note 1)
OPERATIONS
Net Investment Income                                  $          480    $        1,686      $    514,521      $    357,380
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                                 (551)             5,637           208,618           (3,764)
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                      (2,366)          (17,191)         2,541,805           888,821
                                                       --------------     -------------       ------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS                                 (2,437)           (9,868)         3,264,944         1,242,437
                                                       --------------     -------------       -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               0                 0         (465,401)         (361,829)
In Excess of Net Investment Income                                  0                 0                 0          (43,701)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                                     0                 0         (109,339)             (781)
                                                       --------------     -------------       ------------------------------
TOTAL DISTRIBUTIONS                                                 0                 0         (574,740)         (406,311)
                                                       --------------     -------------       ------------------------------
FUND SHARE TRANSACTIONS





Proceeds from Sales of Shares                                 249,999         1,391,792        17,640,610         7,825,087
Reinvestment of Distributions                                       0                 0           574,740           406,311
                                                       --------------     -------------      -------------------------------
                                                              249,999         1,391,792        18,215,350         8,231,398
Amounts Paid for Repurchases of Shares                        (2,000)         (968,498)      (11,151,066)       (2,107,418)
                                                       --------------     -------------      -------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                    247,999           423,294         7,064,284         6,123,980
                                                       --------------     -------------      -------------------------------
Total Increase in Net Assets                                  245,562           413,426         9,754,488         6,960,106
NET ASSETS
Initial Subscription (See Note 1)                               1,000             1,000                 0                 0
Beginning of Period                                                 0                 0        13,513,103         6,552,997
                                                       --------------     -------------      -------------------------------
End of Period                                                 246,562           414,426        23,267,591        13,513,103
                                                       ==============     =============      ===============================
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   Included in Net Assets at End of Period
   (See Note 1)                                                   580             1,686             5,271           (1,502)

FUND SHARE TRANSACTIONS
Initial Subscription (See Note 1)                                 100               100                 0                 0
Shares Sold                                                    25,000           122,765         1,194,193           616,196
Shares Issued from Reinvestment
   of Distributions                                                 0                 0            37,056            30,758
                                                       --------------     -------------      --------------------------------
                                                               25,100           122,865         1,231,249           646,954
Shares Repurchased                                              (216)          (86,788)         (782,443)         (163,597)
                                                       --------------     -------------      --------------------------------
Net Increase in Fund Shares                                    24,884            36,077           448,806           483,357
                                                       ==============     =============      ================================

See Notes to Financial Statements



                   INVESCO Variable Investment Funds, Inc.
               Statement of Changes in Net Assets (Continued)
                          Year Ended December 31

                                                                     Utilities Portfolio
                                                           ---------------------------------------
                                                                 1997                    1996


OPERATIONS
Net Investment Income                                      $      95,237         $     27,768
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                              27,459               30,198
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                  643,128               87,087
                                                           ---------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       765,824              145,053
                                                           ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                           (91,300)             (27,885)
In Excess of Net Investment Income                                     0              (1,508)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                            (13,881)             (30,023)
                                                           ---------------------------------------
TOTAL DISTRIBUTIONS                                            (105,181)             (59,416)
                                                           ---------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                  2,682,154            2,346,356
Reinvestment of Distributions                                    105,181               59,416
                                                           ---------------------------------------
                                                               2,787,335            2,405,772
Amounts Paid for Repurchases of Shares                       (1,520,377)            (120,953)
                                                           ---------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                          1,266,958            2,284,819
                                                           ---------------------------------------
Total Increase in Net Assets                                   1,927,601            2,370,456
NET ASSETS
Beginning of Period                                            2,660,248              289,792
                                                           ---------------------------------------
End of Period                                                  4,587,849            2,660,248
                                                           =======================================
Accumulated Undistributed (Distributions in
   Excess of) Net Investment Income Included
   in Net Assets at End of Period                          $       2,424         $    (1,508)

FUND SHARE TRANSACTIONS





Shares Sold                                                      203,031              201,321
Shares Issued from Reinvestment of Distributions                   7,481                4,972
                                                           --------------------------------------
                                                                 210,512              206,293
Shares Repurchased                                             (114,385)             (10,467)
                                                           --------------------------------------
Net Increase in Fund Shares                                       96,127              195,826
                                                           ======================================

See Notes to Financial Statements


                 INVESCO Variable Investment Funds, Inc.
                    Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of ten separate Portfolios: Dynamics Portfolio, Growth Portfolio, Health Sciences Portfolio, High Yield Portfolio, Industrial Income Portfolio, Realty Portfolio, Small Company Growth Portfolio, Technology Portfolio, Total Return Portfolio and Utilities Portfolio. Dynamics Portfolio, Growth Portfolio, Health Sciences Portfolio, High Yield Portfolio, Industrial Income Portfolio, Small Company Growth Portfolio, Technology Portfolio, Total Return Portfolio and Utilities Portfolio (the "Portfolios") are presented herein. The investment objectives of the Portfolios are: To seek appreciation of capital for Dynamics Portfolio; to seek long-term capital growth for Growth and Small Company Growth Portfolios; to seek capital appreciation and income on securities principally engaged in specific business sectors for Health Sciences and Technology Portfolios; to seek a high level of current income by investing primarily in lower rated bonds and other debt securities and in preferred stock for High Yield Portfolio; to seek the best possible current income for Industrial Income Portfolio; to seek a high total return on investment through capital appreciation and current income for Total Return Portfolio; and to seek capital appreciation and income on securities of companies principally engaged in public utilities for Utilities Portfolio. Dynamics, Growth and Small Company Growth Portfolios commenced investment operations on August 25, 1997. Health Sciences and Technology Portfolios commenced investment operations on May 22, 1997 and May 21, 1997, respectively. Realty Portfolio has not yet commenced investment operations. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.
      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A.   SECURITY   VALUATION  -  Equity   securities  traded  on  national
     securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

          Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
          Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
          If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
          Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
          Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.
      The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.

          Effective January 1, 1997, the Fund began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to January 1, 1997, the Fund accrued coupon interest income, market discount and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease accumulated undistributed
      (distributions in excess of) net investment income and increase net unrealized appreciation of investment securities by $3,333 and $15,034 for High Yield and Total Return Portfolios, respectively, and insignificant or not applicable for the remaining seven Portfolios. Such accounting change had no effect on net asset value per share.
          The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
          High Yield Portfolio invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
          The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
          Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.

D. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1997, Health Sciences and Small Company Growth Portfolios had $8,421 and $555, respectively, in net capital loss carryovers which expire in the year 2005.

          Growth, Health Sciences and High Yield Portfolios incurred and elected to defer post-October 31 net capital losses of $1,668, $5,592 and $9,906, respectively, to the year ended December 31, 1998. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
          Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1997, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                    Qualifying
      Portfolio                                                    Percentages
      --------------------------------------------------------------------------
      Dynamics Portfolio                                               0.00%
      Growth Portfolio                                                 0.00%
      Health Sciences Portfolio                                        0.00%
      High Yield Portfolio                                             0.38%
      Industrial Income Portfolio                                     19.20%
      Small Company Growth Portfolio                                   0.00%
      Technology Portfolio                                             0.00%
      Total Return Portfolio                                          43.03%
      Utilities Portfolio                                             87.77%

          Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E.   DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  -  Dividends  and
     distributions   to  shareholders  are  recorded  by  the  Fund  on  the  ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
          For the year ended December 31, 1997, the effects of such differences were as follows:

                                                 Accumulated
                               Accumulated     Undistributed
                             Undistributed      Net Realized
                                       Net           Gain on
                                Investment        Investment           Paid-In
Portfolio                           Income        Securities           Capital
-------------------------------------------------------------------------------

High Yield Portfolio            $   3,333          $ (3,333)          $      0
Industrial Income Portfolio           (39)           (2,597)             2,636
Small Company Growth Portfolio        100              (100)                 0
Total Return Portfolio            (27,313)            27,313                 0
Utilities Portfolio                    (5)                 5                 0


          Net investment income, net realized gains and net assets were not affected.
F.   ORGANIZATION  COSTS -  Organization  costs of $73,640  advanced by
     INVESCO Funds Group, Inc. ("IFG") for High Yield, Industrial Income, Total Return and Utilities Portfolios are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations. IFG has agreed that if it redeems any of its initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.
G.   EXPENSES  -  Each  of  the  Portfolios  bears  expenses   incurred
     specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
          Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Portfolio's average net assets as follows:


                                                         AVERAGE NET ASSETS
                          ---------------------------------------------------------------------
                                                                 $500
                             $0 to      $0 to     $350 to     Million        Over        Over
                              $350       $500        $700       to $1        $700          $1
Portfolio                 Million     Million     Million     Billion     Million     Billion
-----------------------------------------------------------------------------------------------
Dynamics Portfolio           0.60%          -       0.55%           -       0.50%           -
Health Sciences
      Portfolio              0.75%          -       0.65%           -       0.55%           -
High Yield Portfolio             -      0.60%           -       0.55%           -       0.45%




Industrial Income
      Portfolio                  -      0.75%           -       0.65%           -       0.55%
Small Company Growth
      Portfolio              0.75%          -       0.65%           -       0.55%           -
Technology Portfolio         0.75%          -       0.65%           -       0.55%           -
Total Return
      Portfolio                  -      0.75%           -       0.65%           -       0.55%
Utilities Portfolio              -      0.60%           -       0.55%           -       0.45%


      The fee for Growth Portfolio is based on the annual rate of 0.85% of average net assets.
      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Dynamics, Growth, Health Sciences, High Yield, Industrial Income, Small Company Growth, Technology and Utilities Portfolios are made by ITC. Effective February 4, 1998, such responsibilities were transferred to IFG. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Total Return Portfolio are made by ICM. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee of $5,000 per Portfolio per year.
The fee is paid monthly at one-twelfth of the annual fee.
      IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by High Yield, Industrial Income, Total Return and Utilities Portfolios.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                     Purchases                   Sales
--------------------------------------------------------------------------------
Dynamics Portfolio                          $   306,765            $     68,458
Growth Portfolio                                277,552                  29,006
Health Sciences Portfolio                       540,702                 215,619
High Yield Portfolio                         77,680,078              63,760,047
Industrial Income Portfolio                  35,845,532              23,397,120
Small Company Growth Portfolio                  304,709                  59,186
Technology Portfolio                            705,986                 306,130
Total Return Portfolio                        4,738,362                 884,685
Utilities Portfolio                           1,994,733                 968,667

     The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Portfolio                                     Purchases                   Sales
--------------------------------------------------------------------------------
Industrial Income Portfolio                $          0           $     508,047
Total Return Portfolio                        4,262,517               3,176,195

NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:

                                                                                          Net
                                              Gross                Gross         Appreciation
Portfolio                              Appreciation         Depreciation       (Depreciation)
----------------------------------------------------------------------------------------------
Dynamics Portfolio                     $     20,044         $     15,928          $     4,116
Growth Portfolio                             22,652                5,122               17,530
Health Sciences Portfolio                    34,379                2,659               31,720
High Yield Portfolio                        539,000              150,147              388,853
Industrial Income Portfolio               5,983,665              224,150            5,759,515
Small Company Growth Portfolio               20,116               22,578              (2,462)
Technology Portfolio                         21,500               39,060             (17,560)
Total Return Portfolio                    4,159,899              187,716            3,972,183
Utilities Portfolio                         800,861               56,171              744,690


NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC or ICM.
      The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
      Pension expenses for the year ended December 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                Unfunded
                                            Pension              Accrued              Pension
Portfolio                                  Expenses        Pension Costs            Liability
---------------------------------------------------------------------------------------------
High Yield Portfolio                       $    219          $       340             $    637
Industrial Income Portfolio                     342                  537                  981





Total Return Portfolio                          217                  308                  615
Utilities Portfolio                              26                   50                   80


      Pension expenses, unfunded accrued pension costs and pension liability were insignificant for the remaining Portfolios.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1997, there were no such borrowings.

                  INVESCO Variable Investment Funds, Inc.
                         Financial Highlights
            (For a Fund Share Outstanding Throughout the Period)

                                                                  Period
                                                                   Ended
                                                             December 31
                                                          --------------
                                                                   1997+

                                                          Dynamics Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                       $      10.00
                                                          --------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.02
Net Gains on Securities (Both Realized
   and Unrealized)                                                  0.32
Total from Investment Operations                                    0.34
                                                          --------------
Net Asset Value - End of Period                            $       10.34
                                                          ==============

TOTAL RETURN>                                                    3.40%*

RATIOS
Net Assets - End of Period ($000 Omitted)                           $257
Ratio of Expenses to Average Net Assets                          0.52%@~
Ratio of Net Investment Income to
   Average Net Assets                                             0.63%~
Portfolio Turnover Rate                                             28%*
Average Commission Rate Paid^^                                  $0.0588*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG from August 25, 1997, commencement of investment operations, through December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 34.18% and ratio of net investment income to average net assets would have been (33.03%).

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.

                 INVESCO Variable Investment Funds, Inc.
                    Financial Highlights (Continued)
            (For a Fund Share Outstanding Throughout the Period)

                                                                  Period
                                                                   Ended
                                                             December 31
                                                          --------------
                                                                   1997+

                                                        Growth Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                      $       10.00
                                                          --------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.05
Net Gains on Securities (Both Realized
   and Unrealized)                                                  0.64
Total from Investment Operations                                    0.69
                                                          --------------
Net Asset Value - End of Period                            $       10.69
                                                          ==============

TOTAL RETURN>                                                     6.90%*

RATIOS
Net Assets - End of Period ($000 Omitted)                           $266
Ratio of Expenses to Average Net Assets                          0.29%@~
Ratio of Net Investment Income to
   Average Net Assets                                             1.45%~
Portfolio Turnover Rate                                             12%*
Average Commission Rate Paid^^                                  $0.0596*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG from August 25, 1997, commencement of investment operations, through December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 28.76% and ratio of net investment income to average net assets would have been (27.02%).

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the period shown.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expenses offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.

                  INVESCO Variable Investment Funds, Inc.
                     Financial Highlights (Continued)
           (For a Fund Share Outstanding Throughout the Period)

                                                                  Period
                                                                   Ended
                                                             December 31
                                                          --------------
                                                                   1997+

                                               Health Sciences Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                       $     10.00
                                                          --------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.10
Net Gains on Securities (Both Realized
   and Unrealized)                                                  0.94
                                                          --------------
Total from Investment Operations                                    1.04
                                                          --------------
Net Asset Value - End of Period                             $      11.04
                                                          ==============

TOTAL RETURN>                                                    10.40%*

RATIOS
Net Assets - End of Period ($000 Omitted)                            423
Ratio of Expenses to Average Net Assets                          0.60%@~
Ratio of Net Investment Income to
   Average Net Assets                                             2.34%~
Portfolio Turnover Rate                                            112%*
Average Commission Rate Paid^^                                  $0.0590*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG from May 22, 1997, commencement of investment operations, through December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 21.45% and ratio of net investment income to average net assets would have been (18.51%).

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.

                  INVESCO Variable Investment Funds, Inc.
                     Financial Highlights (Continued)
             (For a Fund Share Outstanding Throughout Each Period)

                                                                                       Period
                                                                                        Ended
                                                     Year Ended December 31       December 31
                                        ----------------------------------------  ------------
                                            1997           1996           1995          1994^
                                        High Yield Portfolio
PER  SHARE DATA
Net Asset Value -
   Beginning of Period                  $  11.78      $   11.04      $   10.01      $   10.00
                                        ----------------------------------------  ------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.78           0.72           0.55           0.05
Net Gains on Securities
   (Both Realized and Unrealized)           1.26           1.11           1.43           0.01
                                        ---------------------------------------   ------------
Total from Investment
   Operations                               2.04           1.83           1.98           0.06
                                        ---------------------------------------   ------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                   0.78           0.71           0.55           0.05
Distributions from Capital
   Gains                                    0.58           0.38           0.40           0.00
                                         --------------------------------------   ------------
Total Distributions                         1.36           1.09           0.95           0.05
                                         --------------------------------------   ------------
Net Asset Value -
   End of Period                           12.46          11.78          11.04          10.01
                                         ======================================   ============

TOTAL RETURN>                             17.33%         16.59%         19.76%         0.60%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                        $30,881        $14,033         $5,233           $624
Ratio of Expenses to Average
   Net Assets#                            0.83%@         0.87%@         0.97%@         0.74%~
Ratio of Net Investment





Income to Average Net
   Assets#                                 8.67%          9.19%          8.79%         2.72%~
Portfolio Turnover Rate                     344%           380%           310%           23%*


^ From May 27, 1994,  commencement  of  investment  operations,  to December 31,
1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.94%, 1.32%, 2.71% and 30.38%, respectively, and ratio of net investment income to average net assets would have been 8.56%, 8.74%, 7.05% and (26.92)%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


                     INVESCO Variable Investment Funds, Inc.
                       Financial Highlights (Continued)
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                       Period
                                                                                        Ended
                                                     Year Ended December 31       December 31
                                         ---------------------------------------  ------------
                                          1997             1996           1995          1994^
                                          Industrial Income Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                  $  14.33      $   12.58      $   10.09      $   10.00
                                         ---------------------------------------  ------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.30           0.28           0.19           0.03
Net Gains on Securities
   (Both Realized and Unrealized)           3.71           2.52           2.76           0.09
                                         ---------------------------------------  ------------
Total from Investment
   Operations                               4.01           2.80           2.95           0.12
                                         ---------------------------------------  ------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.29           0.28           0.20           0.03
Distributions from Capital
   Gains                                    1.01           0.77           0.26           0.00
                                         ---------------------------------------  ------------
Total Distributions                         1.30           1.05           0.46           0.03
                                         ---------------------------------------  ------------
Net Asset Value -
   End of Period                           17.04          14.33          12.58          10.09
                                         =======================================  ============

TOTAL RETURN>                             28.17%         22.28%         29.25%         1.23%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                         40,093         22,342          8,362            525
Ratio of Expenses to Average
   Net Assets#                            0.91%@         0.95%@         1.03%@         0.79%~
Ratio of Net Investment
   Income to Average Net





   Assets#                                 2.18%          2.87%          3.50%         1.69%~
Portfolio Turnover Rate                      87%            93%            97%            0%*
Average Commission Rate Paid^^            0.1912         0.0867              -              -


^ From August 10, 1994, commencement of investment operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.97%, 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.12%, 2.63%, 2.22% and (30.07%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                   INVESCO Variable Investment Funds, Inc.
                     Financial Highlights (Continued)
              (For a Fund Share Outstanding Throughout the Period)

                                                                     Period
                                                                      Ended
                                                                December 31
                                                             --------------
                                                                      1997+

                                                Small Company Growth Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                                $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.02
Net Loss on Securities (Both Realized
   and Unrealized)                                                   (0.11)
Total from Investment Operations                                     (0.09)
                                                             --------------
Net Asset Value - End of Period                                       $9.91
                                                             ==============

TOTAL RETURN>                                                      (0.90)%*

RATIOS
Net Assets - End of Period ($000 Omitted)                              $247
Ratio of Expenses to Average Net Assets                             0.61%@~
Ratio of Net Investment Income to
   Average Net Assets                                                0.52%~
Portfolio Turnover Rate                                                25%*
Average Commission Rate Paid^^                                     $0.1066*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG from August 25, 1997, commencement of investment operations, through December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 35.99% and ratio of net investment income to average net assets would have been (34.86%).

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.

                   INVESCO Variable Investment Funds, Inc.
                     Financial Highlights (Continued)
           (For a Fund Share Outstanding Throughout Each Period)

                                                                     Period
                                                                      Ended
                                                                December 31
                                                              -------------
                                                                      1997+

                                                       Technology Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period                                $10.00
                                                              -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.05
Net Gains on Securities (Both Realized
   and Unrealized)                                                     1.44
                                                              -------------
Total from Investment Operations                                       1.49
                                                              -------------
Net Asset Value - End of Period                                       11.49
                                                              =============

TOTAL RETURN>                                                       14.80%*

RATIOS
Net Assets - End of Period ($000 Omitted)                               414
Ratio of Expenses to Average Net Assets                             0.48%@~
Ratio of Net Investment Income to Average
   Net Assets                                                        0.95%~
Portfolio Turnover Rate                                               102%*
Average Commission Rate Paid^^                                     $0.1503*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG from May 21, 1997, commencement of investment operations, through December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 19.25% and ratio of net investment income to average net assets would have been (17.82%).

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.


                      INVESCO Variable Investment Funds, Inc.
                        Financial Highlights (Continued)
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                       Period
                                                                                        Ended
                                                Year Ended December 31            December 31
                                      ------------------------------------------  ------------
                                          1997             1996           1995          1994^
                                       Total Return Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $   13.21      $   12.14      $  10.09      $   10.00
                                      ------------------------------------------  -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.36           0.36           0.25           0.09
Net Gains on Securities
   (Both Realized and Unrealized)           2.66           1.12           2.05           0.09
                                      ------------------------------------------  ------------
Total from Investment
   Operations                               3.02           1.48           2.30           0.18
                                      ------------------------------------------  ------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                   0.34           0.36           0.24           0.09
In Excess of Net Investment
   Income                                   0.00           0.05           0.00           0.00
Distributions from Capital Gains            0.08           0.00           0.01           0.00
                                      ------------------------------------------  ------------
Total Distributions                         0.42           0.41           0.25           0.09
                                      ------------------------------------------  ------------
Net Asset Value -
   End of Period                           15.81          13.21          12.14          10.09
                                      ==========================================  ============

TOTAL RETURN>                             22.91%         12.18%         22.79%         1.75%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                         23,268         13,513          6,553          1,055
Ratio of Expenses to Average
   Net Assets#                            0.92%@         0.94%@         1.01%@         0.86%~




Ratio of Net Investment Income
   to Average Net Assets#                  3.07%          3.44%          3.91%         3.86%~
Portfolio Turnover Rate                      27%            12%             5%            0%*
Average Commission Rate Paid^^            0.0540         0.0890              -              -



^ From June 2, 1994,  commencement  of  investment  operations,  to December 31,
1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.10%, 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 2.89%, 3.08%, 2.41% and (11.72%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995, and thereafter.


                    INVESCO Variable Investment Funds, Inc.
                       Financial Highlights (Continued)
              (For a Fund Share Outstanding Throughout Each Period)


                                                                                       Period
                                                                                        Ended
                                                Year Ended December 31            December 31
                                        ----------------------------------------  ------------
                                          1997           1996           1995          1994+
                                        Utilities Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $   11.95      $   10.84      $   10.00      $   10.00
                                        ----------------------------------------  -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.31           0.13           0.07           0.00
Net Gains on Securities
   (Both Realized and Unrealized)           2.48           1.26           0.84           0.00
                                        ----------------------------------------  -----------
Total from Investment
   Operations                               2.79           1.39           0.91           0.00
                                        ----------------------------------------  -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.29           0.13           0.07           0.00
In Excess of Net Investment
   Income                                   0.00           0.01           0.00           0.00
Distributions from Capital
   Gains                                    0.05           0.14           0.00           0.00
                                        ----------------------------------------  -----------
Total Distributions                         0.34           0.28           0.07           0.00
                                        ----------------------------------------  -----------
Net Asset Value -
   End of Period                           14.40          11.95          10.84          10.00
                                        ========================================  ===========

TOTAL RETURN>                             23.41%         12.76%          9.08%          0.00%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                          4,588          2,660            290             25
Ratio of Expenses to Average
   Net Assets#                            0.99%@         1.16%@         1.80%@          0.00%





Ratio of Net Investment
   Income to Average Net
   Assets#                                 2.92%          2.92%          2.47%          0.00%
Portfolio Turnover Rate                      33%            48%            24%             0%
Average Commission Rate Paid^^            0.1564         0.1055              -              -


+ All of the expenses for the Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1994, since investment operations did not commence during 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996, and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.07%, 5.36% and 57.13%, respectively, and ratio of net investment income to average net assets would have been 1.84%, (1.28%) and (52.86%), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Report of Independent Accountants



To the Shareholders and Board of Directors of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting INVESCO Variable Investment Funds, Inc., (hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at
December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP

Denver, Colorado
February 6, 1998

INVESCO FUNDS

INVESCO Distributors, Inc., (SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be
preceded or accompanied by a
current prospectus.